UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking attractive monthly income and portfolio diversification potential.

Annual Report

September 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Short Duration Bond Fund	NSDAX	—	NSCDX	NSDTX	NSDRX
Nuveen Multi-Strategy Core Bond Fund	NCBAX	NBCBX	NCBCX	NMSTX	NCBRX
Nuveen High Yield Bond Fund	NHYAX	NHBYX	NHYCX	NHYTX	NHYRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

The Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund held a special meeting of shareholders on October 28, 2011, for the purpose of voting on the reorganizations of the Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund into the Nuveen Short Term Bond Fund, Nuveen Total Return Bond Fund and Nuveen High Income Bond Fund, respectively. At this meeting each Fund’s reorganization was approved. The reorganization occurred after the close of business on November 4, 2011, for the Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund, and after the close of business on November 18, 2011, for the Nuveen Short Duration Bond Fund.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Funds feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management, LLC. At the end of the reporting period, Chris Neuharth, CFA, and Peter Agrimson, CFA, managed the Short Duration Bond Fund, Tim Palmer, CFA, Jeff Ebert and Marie Newcome, CFA, managed the Multi-Strategy Core Bond Fund, and John Fruit, CFA, and Jeff Schmitz, CFA managed the High Yield Bond Fund. Here the managers discuss general market conditions, the performance of the Funds and their management strategies for twelve-month period ended September 30, 2011.

What were the general market conditions and trends over the course of the period?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2011 meeting, the central bank stated that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also announced that it would extend the average maturity of its holdings of Treasury securities by purchasing $400 billion of Treasury securities with maturities of six to thirty years and selling an equal amount of Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, the best growth number since the September quarter of 2010 and the ninth consecutive quarter of positive growth. At the same time, inflation posted its largest twelve-month gain in three years, as the Consumer Price Index (CPI) rose 3.9% year-over-year as of September 2011. The core CPI (which excludes food and energy) increased 2.0% over this period. Unemployment numbers remained high, with the September 2011 national jobless rate of 9.1% for the third consecutive month, slightly down from 9.6% a year earlier. The housing market also continued to be a major weak spot. For the twelve months ended August 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.8%, putting housing prices on par with those seen in June/July 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and the efforts to reduce the federal deficit.

Nuveen Investments	5

Fixed income market performance generally reflected the stress and uncertainty caused by unsettled financial conditions in many parts of the world. This created a very challenging investment environment.

Nevertheless, as the period progressed, many investors flocked to fixed-income securities because they were considered to be relatively safe. As a result, yields on U.S. Treasuries fell to their lowest levels ever. For example, the 10-year Treasury yielded 2.13% as of October 14, 2011.

How did the Funds perform during the twelve-month period ended September 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide performance information for the Funds’ (Class A Shares at net asset value) for the one-year, five-year and since-inception periods ended September 30, 2011. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of appropriate indexes and Lipper fund classification averages. Over this period, the Class A Shares at net asset value of each Fund underperformed their comparative market index and relevant Lipper fund classification average for the twelve-month period ending September 30, 2011. A more detailed account of each Fund’s relative performance is provided later in this report.

What are the Funds’ investment strategies and how were they applied during the twelve-month period ended September 30, 2011? How did these strategies influence performance?

Nuveen Short Duration Bond Fund

For the reporting period, the Fund’s Class A Shares at net asset value (NAV) underperformed the Citigroup 1-3 Year Treasury Index and the Lipper Short-Investment Grade Debt Funds Classification Average.

The Fund is designed to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years. The Fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the Fund’s portfolio managers employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments to create debt or non-U.S. currency exposures which reflect their outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market. The Fund normally invests at least 80% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies.

6	Nuveen Investments

To implement this investment strategy, we continued to use a bottom-up approach to help identify attractively priced securities. We conducted independent credit and cash flow analysis on all portfolio assets in an attempt to uncover short-term securities trading at attractive yields over government securities. We also manage duration from a longer-term strategic point of view. Generally, we emphasize the three sectors of the structured assets universe: residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS).

During the period, there was a flight to quality resulting in a significant drop in Treasury yields, a near bear market in equities, massive spread widening in the fixed income market and a U.S. dollar rally. While we believe the Fund is well positioned going forward, these factors all combined to negatively impact the Fund’s performance.

The primary drivers of our underperformance included our overweight to high yield corporates, ranging from 5-15% versus the benchmark over the reporting period. Our relative overweight to investment grade credit also detracted from performance. Our emphasis on U.S. financials, which underperformed for the period, coupled with our exposure to U.S. structured products, particularly CMBS, also added to our underperformance versus the benchmark. In addition, our shorter duration versus the benchmark detracted from the Fund’s return. Lastly, we also were hurt by our currency overlay strategy and exposure to bonds denominated in foreign currencies.

During the period, the Fund invested in forward foreign exchange contracts in a variety of currencies, which are used to manage foreign currency exposure in the portfolio. Some of these positions were designed to reduce foreign currency risk associated with the Fund’s foreign debt investments, while others were designed to take advantage of a foreign currency’s potential appreciation or benefit from movement of one currency relative to another. At the beginning of the period, the Fund also was invested in interest rate swap contracts in a number of currencies with a variety of maturities. Some of these positions were designed to benefit if interest rates rose, and other positions were designed to benefit if rates fell in the underlying country. Other positions sought to benefit from changes in the shape of the yield curve rather than from absolute upward or downward rate movements. We also held credit default swap index positions to express a view on credit as part of an overall portfolio sector management strategy in an attempt to increase or decrease credit exposure to the high yield bond segment of the market. In addition, we bought and sold Treasury note and bond futures to help manage portfolio duration and yield curve exposure. As noted above, this credit market exposure was a driver of the Fund’s relative underperformance over the period.

Nuveen Multi-Strategy Core Bond Fund

For this reporting period, the Fund’s Class A Shares at net asset value (NAV) underperformed the Citigroup Broad Investment Grade Bond Index and the Lipper Intermediate Investment Grade Debt Funds Classification Average.

The Fund is designed to provide total return by investing in fixed income securities. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities using a multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or

Nuveen Investments	7

less and is not expected to be more than six years. The Fund principally invests in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. In addition, in an effort to enhance returns and manage risk, the Fund’s portfolio managers employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivative instruments, to create debt or non-U.S. currency exposures which reflect their outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed income market. The Fund normally invests at least 75% of its net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 35% of its net assets in debt securities issued by non-U.S. companies.

In managing the Fund, we employ a sector team-based process to identify and implement investment opportunities based on rigorous analysis of fixed-income markets. Over this period, we continued to position the Fund principally in corporates, high yield and high quality securitized issues, such as commercial mortgage backed securities (CMBS) and asset-backed securities (ABS). These sectors detracted from the Fund’s return for the period. The global flight to quality and sharp decline in risk appetite and liquidity drove risk premiums for these sectors wider and caused these sectors to underperform. The Fund remained overweight in these sectors during the period given favorable underlying fundamental factors, with repositioning among individual credits based on relative value and fundamental credit assessments. Financials continued to benefit from improvements in the credit cycle and from recapitalization efforts and we continued to have a favorable view of the sector. Foreign exposure also detracted from results as the global flight to quality drove the U.S. dollar higher. We continued to favor exposure to growth-oriented countries such as Canada and Australia. The Fund’s defensive interest rate positioning was moderately beneficial, in light of the significant flattening of the yield curve.

Our macro outlook for ongoing global growth and a positive environment for non-government bonds remained in place during the reporting period, despite challenges from Europe and global economic slowdown fears. We continued to focus our efforts on fundamental credit and economic research to inform our decisions and position the Fund in a volatile and changing market environment.

During the period, the Fund invested in forward foreign exchange contracts in a variety of currencies, which are used to manage foreign currency exposure in the portfolio. Some of these positions were designed to reduce foreign currency risk associated with the Fund’s foreign debt investments, while others were designed to take advantage of a foreign currency’s potential appreciation or benefit from movement of one currency relative to another. We also sold call options on U.S. Treasury note and bond futures to help reduce overall interest rate risk of the Fund. In addition, we purchased call and put options to express views on option volatility and to provide hedges under various interest rate scenarios. Purchased puts and calls are used to hedge the portfolio against adverse interest rate movements or to provide the portfolio with potential opportunities to outperform in

8	Nuveen Investments

various rate scenarios while limiting downside exposure to the portfolio. The Fund also invested in interest rate swap contracts to adjust portfolio yield curve exposure. Interest rate swap transactions are designed to benefit from relative interest rate moves and changes in the shape of yield curves in a variety of countries. We also held credit default swap index positions to express a view on credit as part of an overall portfolio sector management strategy in an attempt to increase or decrease credit exposure to the high yield bond and investment grade bond segment of the market. In addition, we bought and sold Treasury note and bond futures to manage portfolio duration and yield curve exposure. This credit exposure was a factor in the Fund’s relative underperformance over the period.

Nuveen High Yield Bond Fund

For the reporting period, the Fund’s Class A Shares at net asset value (NAV) underperformed the Citigroup High Yield BB/B Bond Index and the Lipper High Current Yield Funds Classification Average.

The Fund is designed to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by at least one independent rating agency or are unrated but judged to be of comparable quality by the Fund’s portfolio managers. These below investment grade securities are commonly referred to as “high yield” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the Fund’s assets will be invested in U.S. dollar- denominated securities.

Throughout the reporting period, we sought to maximize total return by investing in a diversified portfolio of high yield corporate debt securities. We continued to employ a disciplined, analytical, bottom-up approach with deep specialization that looked at issuer fundamentals and relative value.

Throughout much of the reporting period, the high yield market performed very well, especially versus competing fixed income classes as defaults continued to trend lower. The Fund exhibited strong security selection as no defaults were experienced during the fiscal year. During the first half of the reporting period, lower tier issuers (CCC- rated debt) benefited the most from this environment resulting in higher returns versus B and BB-rated bonds. However, late in the fiscal year, notably August and September, the macro- environment worsened considerably and erased all previous gains seen throughout the year. This period was characterized by material underperformance to the lower-quality tiers

Nuveen Investments	9

(CCC-rated bonds) and to emerging market corporates. While credit fundamentals remained relatively benign, our overweight to the lower-rated sectors of the market was a detractor to performance.

Much of the underperformance relative to the benchmark came during the final quarter when bouts of market illiquidity caused larger price declines to lower-quality and less liquid bonds such as emerging market corporates, as the Fund was overweight in these areas. To illustrate, the CCC portion of the high yield market lost 11.73% during the last quarter while the BB portion lost just 3.71%. The stresses seen in Europe in regard to the sovereign debt crisis overflowed into the U.S. financial sector, also hurting performance of bank and insurance preferred issues held by the Fund.

The Fund generally benefited from an overweight to the energy and oil services sectors as those areas continued to benefit from strong energy prices as well as robust drilling activity both domestically and internationally. The Fund tended to underweight the homebuilding and building products industries due to the well-known challenges those markets have faced since the housing market peaked. Although recent macro news has increased the potential for further downside in the broader housing market, the recent pullback in some of the building products issues may actually provide an attractive entry point for those companies that are able to survive the downturn and who are positioned to outperform in a slow-growth environment. Elsewhere, the Fund added to its overweight to the metals and mining sector. While near-term concerns over China’s growth have garnered much attention, the long-term supply/demand dynamic of base metals could underpin the credit quality of many of the credits that we own and follow.

Notwithstanding the late summer sell-off in risk assets, the high-yield asset class continued to benefit from extraordinary liquidity conditions in the market and persistent monetary accommodation by the Fed. This has resulted in strong appetite for the high yield asset class, which has been met by equally impressive new issuance of high yield debt. Year-to-date supply has come at a significantly higher pace than previous expectations. Yet, investors continued to show an appetite commensurate with that of the investment grade market, a market more than three times its size.

We also held a credit default swap position that earned spread income in exchange for taking the credit default risk of issuer Freescale Semiconductor. This position did not have a significant impact on the Fund’s relative return over this period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated securities carry heightened credit risk and potential for default. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage- backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

10	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Short Duration Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-0.58%	4.03%	3.55%
Class A Shares at maximum Offering Price	-2.83%	3.56%	3.20%
Citigroup 1-3 Year Treasury Index**	1.16%	3.79%	3.51%
Lipper Short Investment Grade Debt Funds Classification Average**	0.79%	3.36%	3.16%

Class C Shares	-1.35%	3.26%	2.79%
Class R3 Shares	-0.82%	3.79%	3.28%
Class I Shares	-0.34%	4.28%	3.78%

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.90%	0.83%
Class C Shares	1.65%	1.58%
Class R3 Shares	1.15%	1.08%
Class I Shares	0.65%	0.58%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 12/20/04. Class A, C and I Share returns are actual. Class R3 Shares commenced operations on 8/04/08. The returns for Class R3 Shares prior to 8/04/08 reflect Class I Shares adjusted for the difference in fees between the classes.
**	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Multi-Strategy Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-0.69%	6.09%	5.10%
Class A Shares at maximum Offering Price	-4.90%	5.17%	4.43%
Citigroup Broad Investment Grade Bond Index**	5.26%	6.72%	5.93%
Lipper Intermediate Investment Grade Debt Funds Classification Average**	3.78%	5.65%	4.83%

Class B Shares w/o CDSC	-1.36%	5.41%	4.40%
Class B Shares w/CDSC	-5.10%	5.25%	4.40%
Class C Shares	-1.42%	5.36%	4.35%
Class R3 Shares	-0.97%	5.87%	4.85%
Class I Shares	-0.48%	6.37%	5.35%

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.18%	0.94%
Class B Shares	1.96%	1.69%
Class C Shares	1.94%	1.69%
Class R3 Shares	1.45%	1.19%
Class I Shares	0.95%	0.69%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper category average, are from 12/20/04. Class A, B, C and I Share returns are actual. Class R3 Shares commenced operations on 8/04/08. The returns for Class R3 Shares prior to 8/04/08 reflect Class I Shares adjusted for the difference in fees between the classes.

**	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-0.17%	4.75%	4.90%
Class A Shares at maximum Offering Price	-4.92%	3.73%	4.15%
Citigroup High Yield BB/B Index**	3.08%	4.95%	5.23%
Lipper High Current Yield Funds Classification Average**	0.71%	4.75%	4.84%

Class B Shares w/o CDSC	-0.86%	3.97%	4.10%
Class B Shares w/CDSC	-4.56%	3.83%	4.10%
Class C Shares	-0.87%	3.96%	4.09%
Class R3 Shares	-0.31%	4.51%	4.64%
Class I Shares	0.12%	5.02%	5.15%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.19%
Class B Shares	1.94%
Class C Shares	1.94%
Class R3 Shares	1.44%
Class I Shares	0.92%

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper category average, are from 12/20/04. Class A, B, C and I Share returns are actual. Class R3 Shares commenced operations on 8/04/08. The returns for Class R3 Shares prior to 8/04/08 reflect Class I Shares adjusted for the difference in fees between the classes.

**	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Yields (Unaudited) as of September 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Short Duration Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	2.66%	2.23%
Class C Shares	1.97%	1.52%
Class R3 Shares	2.48%	1.99%
Class I Shares	2.98%	2.54%

Nuveen Multi-Strategy Core Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	3.74%	3.90%
Class B Shares	3.13%	3.30%
Class C Shares	3.14%	3.32%
Class R3 Shares	3.66%	3.73%
Class I Shares	4.19%	4.31%

Nuveen High Yield Bond Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	8.27%	8.34%
Class B Shares	7.83%	7.97%
Class C Shares	7.84%	7.94%
Class R3 Shares	8.39%	8.57%
Class I Shares	8.95%	8.66%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

18	Nuveen Investments

Holding Summaries (Unaudited) as of September 30,  2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Short Duration Bond Fund

Portfolio Credit Quality1

Nuveen Multi-Strategy Core Bond Fund

Portfolio Credit Quality1

Portfolio Allocation2

Portfolio Allocation2

Corporate Debt: Industries[3]
Diversified Financial Services	34.8%
Oil, Gas & Consumable Fuels	6.7%
Insurance	6.5%
Diversified Telecommunication Services	4.9%
Airlines	3.9%
Chemicals	3.8%
Metals & Mining	3.5%
Real Estate	3.2%
Wireless Telecommunication Services	2.8%
Media	2.4%
Consumer Finance	2.1%
Electric Utilities	2.0%
Independent Power Producers & Energy Traders	2.0%
Automobiles	2.0%
Health Care Providers & Services	1.9%
Pharmaceuticals	1.9%
Energy Equipment & Services	1.6%
Thrifts & Mortgage Finance	1.5%
Other	12.5%

Corporate Debt: Industries[3]
Diversified Financial Services	27.8%
Metals & Mining	10.3%
Oil, Gas & Consumable Fuels	8.7%
Media	5.9%
Insurance	5.8%
Diversified Telecommunication Services	4.6%
Chemicals	3.7%
Energy Equipment & Services	3.5%
Electric Utilities	2.5%
Specialty Retail	2.2%
Tobacco	2.1%
Multi-Line Retail	1.9%
Industrial Conglomerates	1.9%
Consumer Finance	1.7%
Food Products	1.7%
Aerospace & Defense	1.5%
Other	14.2%

1	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of September 30, 2011. Holdings are subject to change.

2	As a percentage of total investments (excluding investments in derivatives) as of September 30, 2011. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of September 30, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total corporate debt holdings. Holdings are subject to change.

Nuveen Investments	19

Holding Summaries (Unaudited) (continued) as of September 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen High Yield Bond Fund

Portfolio Credit Quality1

Portfolio Allocation2

Corporate Debt: Industries[3]
Oil, Gas & Consumable Fuels	11.7%
Metals & Mining	8.4%
Media	8.1%
Wireless Telecommunication Services	4.8%
Containers & Packaging	4.1%
Hotels, Restaurants & Leisure	3.8%
IT Services	3.8%
Building Products	3.7%
Textiles, Apparel & Luxury Goods	3.5%
Paper & Forest Products	3.4%
Diversified Financial Services	3.3%
Health Care Providers & Services	3.0%
Chemicals	3.0%
Industrial Congolmerates	2.9%
Household Durables	2.7%
Energy Equipment & Services	2.7%
Real Estate Management & Development	2.7%
Diversified Telecommunication Services	2.5%
Aerospace & Defense	2.3%
Auto Components	2.2%
Consumer Finance	2.1%
Airlines	1.9%
Food Products	1.9%
Commercial Services & Supplies	1.9%
Other	9.6%

1	As a percentage of total investments (excluding investment companies and short-term investments) as of September 30, 2011. Holdings are subject to change.

2	As a percentage of total investments as of September 30, 2011. Holdings are subject to change.

3	As a percentage of total corporate debt holdings as of September 30, 2011. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, convertible bonds, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of “Other” corporate debt represents the total of all corporate debt industries that recalculated to less than 1.9% of total corporate debt holdings. Holdings are subject to change.

20	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Short Duration Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$982.60	$979.10	$981.40	$983.80	$1,020.86	$1,017.05	$1,019.55	$1,022.11
Expenses Incurred During Period	$4.17	$7.94	$5.46	$2.93	$4.26	$8.09	$5.57	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.60%, 1.10% and .59% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Multi-Strategy Core Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$993.60	$990.50	$990.00	$991.90	$994.90	$1,020.41	$1,016.65	$1,016.65	$1,019.10	$1,021.66
Expenses Incurred During Period	$4.65	$8.38	$8.38	$5.94	$3.40	$4.71	$8.49	$8.49	$6.02	$3.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.68%, 1.19% and ..68% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen High Yield Bond Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$919.80	$917.20	$917.10	$919.60	$921.40	$1,019.05	$1,015.24	$1,015.24	$1,017.75	$1,020.21
Expenses Incurred During Period	$5.78	$9.42	$9.42	$7.03	$4.67	$6.07	$9.90	$9.90	$7.38	$4.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.96%, 1.96%, 1.46% and ..97% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	21

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 28, 2011

22	Nuveen Investments

Portfolio of Investments

Nuveen Short Duration Bond Fund

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 41.2%

	Aerospace & Defense – 0.4%

$255	DynCorp International Inc.	10.375%	7/01/17	B2	$222,488

325	Northrop Grunman Corporation	3.700%	8/01/14	BBB	344,977
580	Total Aerospace & Defense				567,465
	Airlines – 1.6%

500	Air Canada, 144A	9.250%	8/01/15	B+	475,000

425	American Airlines Inc.	10.500%	10/15/12	B	429,781

375	Continental Airlines	8.307%	4/02/18	Ba2	363,397

560	Delta Airlines	5.300%	4/15/19	A–	548,800

500	United Airlines Inc., 144A	9.875%	8/01/13	BB–	512,500

268	US Airways Pass Through Trust, Pass Through Certificates, Series 2001	7.076%	3/20/21	BB	251,757
2,628	Total Airlines				2,581,235
	Auto Components – 0.5%

500	American Axle and Manufacturing Holdings Inc., 144A	9.250%	1/15/17	Ba1	520,000

200	TRW Automotive Inc., 144A	8.875%	12/01/17	BB+	213,000
700	Total Auto Components				733,000
	Automobiles – 0.8%

400	Chrysler GP/CG Company, 144A	8.000%	6/15/19	B	312,000

990	Volkswagen International Finance NV, 144A	1.875%	4/01/14	A–	987,773
1,390	Total Automobiles				1,299,773
	Beverages – 0.3%

500	Dr. Pepper Snapple Group Inc.	2.900%	1/15/16	Baa1	516,316
	Chemicals – 1.6%

335	CF Industries Inc.	6.875%	5/01/18	BB+	373,944

825	Dow Chemical Company	2.500%	2/15/16	BBB	811,624

375	Georgia Gulf Corporation	9.000%	1/15/17	B+	378,750

500	Lyondell Chemical Company	8.000%	11/01/17	BB+	538,750

375	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	398,275
2,410	Total Chemicals				2,501,343
	Commercial Services & Supplies – 0.2%

295	Waste Management Inc.	2.600%	9/01/16	BBB	295,699
	Consumer Finance – 0.9%

530	American Express Credit Corporation	7.300%	8/20/13	A2	580,146

750	Capital One Bank	6.500%	6/13/13	Baa1	800,384
1,280	Total Consumer Finance				1,380,530
	Containers & Packaging – 0.2%

300	Graham Packaging Company LP, GPC Capital Corporation I	8.250%	10/01/18	B	301,500
	Diversified Financial Services – 14.3%

1,500	Bank of America Corporation	1.673%	1/30/14	A	1,358,603

760	Bank of America Corporation	4.500%	4/01/15	A	720,285

500	Barclays Bank PLC	2.375%	1/13/14	AA–	489,000

405	BB&T Corporation	3.200%	3/15/16	A	413,654

250	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	232,500

225	Capital One Financial Corporation	7.375%	5/23/14	Baa1	251,323

325	Citigroup Inc.	6.500%	8/19/13	A	341,996

Nuveen Investments	23

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$1,515	Citigroup Inc.	6.375%	8/12/14	A	$1,603,959

225	Credit Suisse New York	5.500%	5/01/14	Aa1	237,858

920	Deutsche Bank London	4.875%	5/20/13	Aa3	950,774

260	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	275,290

650	Fifth Third Bancorp.	3.625%	1/25/16	Baa1	660,797

1,500	General Electric Capital Corporation	2.100%	1/07/14	AA+	1,508,958

740	Goldman Sachs Group, Inc.	1.268%	2/07/14	A1	709,072

585	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	611,310

1,500	Goldman Sachs Group, Inc.	3.700%	8/01/15	A1	1,468,623

300	Household Finance Corporation	6.375%	11/27/12	A	310,935

850	JP Morgan Chase & Company	5.750%	1/02/13	A1	890,543

750	JP Morgan Chase & Company	1.053%	1/24/14	Aa3	741,686

670	JP Morgan Chase & Company	5.125%	9/15/14	A1	705,608

335	KeyCorp.	6.500%	5/14/13	BBB+	357,334

750	Lloyds TSB Bank	4.875%	1/21/16	Aa3	739,310

835	Morgan Stanley	1.874%	1/24/14	A	779,040

575	Morgan Stanley	6.000%	5/13/14	A	582,297

155	Morgan Stanley	2.875%	7/28/14	A	147,705

500	National Australia Bank, 144A	3.000%	7/27/16	AA	501,146

500	Norea Bank AB, 144A	2.125%	1/14/14	Aa2	496,221

200	PNC Funding Corporation	5.400%	6/10/14	A	217,393

485	PNC Funding Corporation	3.625%	2/08/15	A	508,770

430	Royal Bank of Scotland Group PLC	4.875%	8/25/14	Aa3	432,936

750	Societe Generale, 144A	2.500%	1/15/14	Aa3	697,621

500	Swedbank Hypotek AB, 144A	2.125%	8/31/16	AAA	501,500

875	UBS AG Stamford	1.304%	1/28/14	Aa3	864,077

675	Wells Fargo & Company	5.250%	10/23/12	AA–	703,664

275	Wells Fargo & Company	4.950%	10/16/13	A+	290,645

675	Wells Fargo & Company	3.676%	6/15/16	AA–	702,423
22,945	Total Diversified Financial Services				23,004,856
	Diversified Telecommunication Services – 2.0%

525	AT&T, Inc.	6.700%	11/15/13	A2	583,208

425	Qwest Corporation	7.500%	10/01/14	BBB–	459,000

310	Telecom Italia Capital	5.250%	10/01/15	BBB	295,549

200	Telefonica Emisiones SAU	4.949%	1/15/15	BBB+	197,319

400	Verizon Global Funding Company	4.900%	9/15/15	A–	448,662

750	Verizon Wireless Capital LLC	5.550%	2/01/14	A2	820,532

400	Windstream Corporation	8.125%	8/01/13	Ba3	421,000
3,010	Total Diversified Telecommunication Services				3,225,270
	Electric Utilities – 0.8%

500	Commonwealth Edison Company, First Mortgage	1.625%	1/15/14	A–	503,430

200	Exelon Generation Company LLC	5.350%	1/15/14	A3	214,062

400	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	419,504

270	Texas Competitive Electric Holdings, 144A	11.500%	10/01/20	B2	216,000
1,370	Total Electric Utilities				1,352,996

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 0.7%

$530	Ensco PLC	3.250%	3/15/16	BBB+	$538,164

500	NGPL PipeCo LLC	7.119%	12/15/17	BB+	527,264
1,030	Total Energy Equipment & Services				1,065,428
	Food & Staples Retailing – 0.2%

250	Supervalu Inc.	7.500%	11/15/14	B	245,000
	Food Products – 0.4%

500	Smithfield Foods Inc.	10.000%	7/15/14	BB	567,500
	Gas Utilities – 0.0%

50	Ferrellgas LP	6.500%	5/01/21	Ba3	42,500
	Health Care Equipment & Supplies – 0.2%

315	Biomet Inc.	10.000%	10/15/17	B–	324,450
	Health Care Providers & Services – 0.8%

345	Covidien International Finance SA	1.875%	6/15/13	A	349,859

260	HCA Inc.	8.500%	4/15/19	BB	275,600

630	Saint Jude Medical Inc.	2.200%	9/15/13	A	642,923
1,235	Total Health Care Providers & Services				1,268,382
	Hotels, Restaurants & Leisure – 0.5%

245	CKE Restaurant Inc.	11.375%	7/15/18	B2	254,800

500	Reynolds Group Escrow, 144A	8.500%	10/15/16	BB–	501,250
745	Total Hotels, Restaurants & Leisure				756,050
	Independent Power Producers & Energy Traders – 0.8%

500	AES Corporation	9.750%	4/15/16	BB–	537,500

300	NRG Energy Inc.	7.375%	1/15/17	BB–	309,375

500	RRI Energy Inc.	7.625%	6/15/14	B	488,750
1,300	Total Independent Power Producers & Energy Traders				1,335,625
	Industrial Conglomerates – 0.5%

250	Abengoa Finance SAU, 144A	8.875%	11/01/17	Ba3	228,750

225	Anheuser Busch InBev	5.375%	11/15/14	A–	251,416

175	Boeing Capital Corporation	2.125%	8/15/16	A	177,078

220	Offshore Group Investment Limited	11.500%	8/01/15	B–	226,600
870	Total Industrial Conglomerates				883,844
	Insurance – 2.7%

625	AFLAC Insurance	3.450%	8/15/15	A–	638,650

400	Allstate Life Global Funding	5.375%	4/30/13	A+	423,923

450	American International Group, Inc.	3.650%	1/15/14	A–	438,765

700	American International Group, Inc.	4.250%	9/15/14	A–	680,775

550	Berkshire Hathaway Inc.	2.200%	8/15/16	AA+	553,589

400	Genworth Life Institution Funding, 144A	5.875%	5/03/13	A	406,052

275	Met Life Global Funding I, 144A	5.125%	4/10/13	AA–	288,645

475	Prudential Financial Inc.	5.100%	9/20/14	A	500,852

350	Willis Group Holdings PLC	4.125%	3/15/16	BBB–	355,780
4,225	Total Insurance				4,287,031
	Life Sciences Tools & Services – 0.5%

835	Thermo Fischer Scientific Inc.	2.250%	8/15/16	A	846,633
	Machinery – 0.4%

585	Caterpillar Financial Services Corporation	6.200%	9/30/13	A	642,552

Nuveen Investments	25

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 1.0%

$350	Comcast Corporation	5.850%	11/15/15	BBB+	$397,022

870	DIRECTV Holdings LLC	3.550%	3/15/15	BBB	907,334

250	Sirius XM Radio Inc., 144A	8.750%	4/01/15	BB–	270,625
1,470	Total Media				1,574,981
	Metals & Mining – 1.4%

1,180	ArcelorMittal	3.750%	3/01/16	BBB–	1,085,014

375	Patriot Coal Corporation	8.250%	4/30/18	B+	333,750

375	Rio Tinto Finance USA Limited	8.950%	5/01/14	A–	443,468

500	United States Steel Corporation	6.050%	6/01/17	BB	455,000
2,430	Total Metals & Mining				2,317,232
	Multi-Line Retail – 0.3%

440	Home Depot, Inc.	5.400%	3/01/16	A3	497,853
	Oil, Gas & Consumable Fuels – 2.8%

550	BP Capital Markets PLC	0.937%	3/11/14	A	550,862

350	Chesapeake Energy Corporation	9.500%	2/15/15	BB+	394,625

220	Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	8.250%	12/15/17	BB–	228,250

680	EnCana Corporation	4.750%	10/15/13	BBB+	721,669

100	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	97,500

500	Forest Oil Corporation	8.500%	2/15/14	B1	528,750

280	Husky Energy Inc.	5.900%	6/15/14	BBB+	307,196

600	Marathon Petroleum Corporation, 144A	3.500%	3/01/16	BBB	618,591

500	PetroPlus Finance Limited, 144A	7.000%	5/01/17	B2	405,000

300	Total Capital Canada Limited	1.625%	1/28/14	Aa1	305,259

275	Western Refining Inc.	11.250%	6/15/17	B	297,000
4,355	Total Oil, Gas & Consumable Fuels				4,454,702
	Paper & Forest Products – 0.5%

300	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	289,500

500	Verso Paper Holdings LLC	11.500%	7/01/14	Ba2	520,000
800	Total Paper & Forest Products				809,500
	Pharmaceuticals – 0.8%

460	Teva Pharmaceutical Finance III	1.700%	3/21/14	A–	464,799

250	Valeant Pharmaceuticals International, 144A	6.500%	7/15/16	BB	232,500

510	Wyeth	5.500%	2/01/14	AA	561,451
1,220	Total Pharmaceuticals				1,258,750
	Real Estate – 1.3%

500	DuPont Fabros Technology LP	8.500%	12/15/17	Ba1	517,500

750	HCP Inc.	2.700%	2/01/14	BBB	738,879

475	Health Care REIT Inc.	3.625%	3/15/16	Baa2	463,120

375	Rouse Company	6.750%	11/09/15	BB+	373,125
2,100	Total Real Estate				2,092,624
	Specialty Retail – 0.1%

300	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	240,750
	Thrifts & Mortgage Finance – 0.6%

1,000	Nordea Eiendomskreditt, 144A	1.875%	4/07/14	AAA	1,012,784

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 1.1%

$425	America Movil S.A. de C.V.	2.375%	9/08/16	A2	$410,975

238	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	204,325

750	UPC Germany GmbH, 144A	8.125%	12/01/17	BB–	750,000

150	Vodafone Group PLC	5.000%	12/16/13	A–	161,796

290	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	292,900
1,853	Total Wireless Telecommunication Services				1,819,996
$65,316	Total Corporate Bonds (cost $67,409,755)				66,104,150

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value
	MUNICIPAL BONDS – 2.0%

	National – 0.4%

	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project Series 3011B:
$580	1.910%, 7/01/14		No Opt. Call	A	$585,226
70	3.230%, 7/01/15		No Opt. Call	A	71,439
650	Total National				656,665
	Arizona – 0.4%

	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Taxable Series 2011:
400	2.302%, 7/01/14		No Opt. Call	AA	406,596
300	2.828%, 7/01/15		No Opt. Call	AA	308,166
700	Total Arizona				714,762
	California – 0.5%

160	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17		No Opt. Call	A1	181,707

	San Francisco Airports Commission, California, Revenue Bonds,
	San Francisco International Airport, Refunding Taxable Second Series 2011E:
180	1.507%, 5/01/13		No Opt. Call	A+	181,049
470	2.021%, 5/01/14		No Opt. Call	A+	476,895
810	Total California				839,651
	Florida – 0.2%

250	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 6.750%, 2/15/12		10/11 at 100.00	N/R	249,988
	Michigan – 0.3%

530	Wayne County, Michigan, General Obligation Bonds, Taxable Notes Series 2011, 5.000%, 9/15/13		No Opt. Call	BBB+	536,758
	Texas – 0.2%

265	Dallas Fort Worth International Airport Facility Improvement Corporation, Texas, Learjet Inc. Project, Revenue Bonds, Series 2001-A1, 6.150%, 1/01/16 (Alternative Minimum Tax)		1/12 at 100.00	Ba2	265,042
$3,205	Total Municipal Bonds (cost $3,225,491)				3,262,866

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 6.5%

	U.S. Treasury Bonds/Notes – 6.5%

$200	United States of America Treasury Bonds/Notes	4.875%	6/30/12	Aaa	$206,977

250	United States of America Treasury Bonds/Notes	4.125%	8/31/12	Aaa	258,965

Nuveen Investments	27

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. Treasury Bonds/Notes (continued)

$500	United States of America Treasury Bonds/Notes	1.375%	9/15/12	Aaa	$505,606

4,725	United States of America Treasury Bonds/Notes, (4)	1.125%	12/15/12	Aaa	4,777,049

1,800	United States of America Treasury Bonds/Notes	1.375%	5/15/13	Aaa	1,831,986

380	United States of America Treasury Bonds/Notes	1.875%	2/28/14	Aaa	393,656

640	United States of America Treasury Bonds/Notes	1.500%	6/30/16	Aaa	657,651

55	United States of America Treasury Securities, STRIPS (I/O)	0.000%	5/15/14	Aaa	54,419

1,775	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/12	Aaa	1,774,467
$10,325	Total U.S. Government and Agency Obligations (cost $10,312,474)				10,460,776

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 46.5%

	Autos – Asset-Backed Securities – 8.5%

$1,548	Ally Master Owner Trust 2010-3, 144A	2.880%	4/15/15	AAA	$1,586,757

1,050	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aaa	1,048,434

189	Bank of America Auto Trust, Series 2009-1A, 144A	2.670%	7/15/13	AAA	190,280

262	Bank of America Auto Trust, Series 2009-2A, 144A	2.130%	9/15/13	AAA	263,501

16	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	16,163

575	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	AA	578,753

872	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	873,704

104	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AAA	104,917

1,268	DT Auto Owner Trust 2011-2A	0.960%	1/15/14	AAA	1,267,349

1,000	Ford Credit Auto Owner Trust 2009E	2.420%	11/15/14	AAA	1,024,644

710	Ford Credit Auto Owner Trust 2010	2.930%	11/15/15	AA	739,912

1,480	Ford Credit Floorplan Master Owner Trust Series 2010-3, 144A	4.200%	2/15/17	AAA	1,607,192

863	Hertz Vehicle Financing LLC Series 2009, 144A	4.260%	3/25/14	Aaa	894,638

269	Nissan Auto Receivables Owners Trust, Series 2009-1	5.000%	9/15/14	AAA	273,049

500	Santander Drive Auto Receivables Trust, Series 2011-1	1.280%	1/15/15	Aaa	500,589

1,650	SMART Trust, Asset Backed Securities, Series 2011-1USA, 144A	1.079%	10/14/14	Aaa	1,649,993

400	USAA Auto Owners Trust 2010-1	2.140%	9/15/15	AAA	407,850

114	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	114,429

492	World Omni Auto Receivables Trust, Series 2010A	1.340%	12/16/13	AAA	493,656
13,362	Total Autos				13,635,810
	Credit Cards – Asset-Backed Securities – 1.8%

1,000	Cabelas Master Credit Card Trust, Series 2010-1A, 144A	1.679%	1/16/18	AAA	1,032,530

1,840	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	1,881,487
2,840	Total Credit Cards				2,914,017
	Other – Asset-Backed Securities – 4.6%

365	American Homes Mortgage Advance Trust, Series 2011-SART1, 144A	5.920%	5/10/43	BBB	370,019

239	CNH Agriculture Equipment Trust, Series 2009C	1.850%	12/16/13	AAA	239,354

455	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	457,203

813	Fieldstone Mortgage Investment Trust, Mortgage Backed Notes, Series 2005-1	1.315%	3/25/35	A+	727,922

1,675	GMAC Mortgage Services Advance Funding, Series 2011-1A, 144A	3.720%	3/15/23	Aaa	1,688,400

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Other – Asset-Backed Securities (continued)

$805	Newcastle Investment Trust, Manufactured Housing Loans, Series 2011-MH1	2.450%	12/10/33	AAA	$813,279

2,459	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2005-10B	4.941%	9/10/15	Aaa	2,659,053

495	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	544,200
7,306	Total Other				7,499,430
	Commercial – Mortgage-Backed Securities – 12.3%

850	Bank of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.933%	7/10/45	AA–	912,387

2,250	Citigroup Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CD4	5.205%	12/11/49	AAA	2,265,080

930	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	970,986

440	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	453,746

700	Developers Diversified Realty Corporation, Commercial Mortgage Pass-Through Certificates Series 2009-DDR1, 144A	5.730%	10/14/22	AA	757,587

1,970	Extended Stay America Trust 2010-EHSA, 144A	2.951%	11/05/27	AAA	1,936,763

557	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	567,376

1,325	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2001-ALF, 144A	2.716%	2/10/21	N/R	1,329,505

1,437	JP Morgan Chase Commerical Mortgage Trust, Commerical Mortage Pass-Through Certificates, Series 2011-C4	1.525%	7/15/46	AAA	1,431,364

1,455	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.332%	12/15/43	AAA	1,570,640

1,802	Morgan Stanley Capital Trust I, Commercial Mortgage Pass-Through Certificates, Series 2011-C1, 144A	2.602%	9/15/47	AAA	1,831,098

833	Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.865%	3/18/36	AAA	845,106

964	Springleaf Mortgage Loan Trust 2011-1	4.050%	1/25/58	AAA	962,524

461	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHl8, 144A, (5)	0.309%	6/15/20	Aaa	403,742

1,820	Wells-Fargo-RBS Commercial Mortage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	2.501%	2/15/44	Aaa	1,841,272

1,640	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	1.988%	3/15/44	Aaa	1,662,000
19,434	Total Commercial				19,741,176
	Residential – Mortgage-Backed Securities – 19.3%

399	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R9	0.465%	11/25/35	AAA	382,310

1,000	Arkle Master Issuer PLC, Mortgage Asset Backed Instrument, Series 2010-1A	1.442%	5/17/60	AAA	995,927

321	Citicorp Residential Mortgage Trust, REMIC Pass-Through Certificates, Series 2007-2	5.977%	6/25/37	AAA	322,190

1,096	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2010-10, 144A	4.778%	12/25/32	BBB	1,090,681

635	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.365%	6/25/47	BB+	515,254

737	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.355%	6/25/47	BB+	660,443

555	Countrywide Hoen Loans, Asset Backed Certificates Series 2007-7, (5)	0.395%	10/25/47	BB–	420,533

Nuveen Investments	29

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2011

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Residential – Mortgage-Backed Securities (continued)

$967		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	$993,297

3,222		Fannie Mae Mortgage Interest Strips Series 366-25	5.000%	10/01/35	Aaa	325,354

139		Federal National Mortgage Pool 838948	1.898%	8/01/35	Aaa	145,152

3,355		Federal National Mortgage Pool MA0648	3.500%	2/01/26	Aaa	3,508,579

939		Federal National Mortgage Pool MA0771	3.500%	6/01/21	Aaa	987,650

2,969		Federal National REMIC Pass-Through Certificates	2.750%	6/25/20	Aaa	3,076,997

1,750		FDIC Structured Sales Guaranteed Notes, Series 2010-L1A, 144A	0.000%	10/25/13	N/A	1,708,193

1,898		FDIC Structured Sales Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	1,980,970

737		FDIC Trust 2001-C1	1.840%	3/25/17	Aaa	746,171

695		Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.650%	10/18/54	AAA	694,037

2,967		Federal Home Loan Mortgage Corporation Multi-Class Certificates	0.629%	12/15/20	Aaa	2,966,936

1,936		Federal Home Loan Mortgage Corporation Multifamily Strucured Pass Through Certificates, Series K701	2.776%	6/25/17	Aaa	2,014,478

450		Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K703	1.873%	1/25/18	Aaa	453,220

113		GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2010-1	4.250%	7/25/40	Aa2	112,747

1,359		Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	1,454,201

369		Morgan Stanley Capital I Inc Trust, Mortage Pass-Through Certificates, Series 2006-NC2	0.415%	2/25/36	B–	316,234

1,543		National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.674%	1/08/20	Aaa	1,548,076

1,042		National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AA+	1,092,004

600		Nationstar Mortgage Advance Receivables Trust, Series 2009-ADV1	11.735%	12/26/22	BBB	613,500

1,000		Park Place Securities Inc., Asset Backed Pass Through Certificatess Series 2005- WCH1	0.755%	1/25/36	AA	905,936

491		RBSSP Resecuritization Trust 2009-10	0.318%	3/26/37	N/R	469,141

427		Vericrest Opportunity Loan Transferee, Subordinate	5.926%	12/26/50	AAA	427,802

41		Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.709%	10/25/35	BBB–	37,394

33,752		Total Residential				30,965,407
$76,694		Total Asset-Backed and Mortgage-Backed Securities (cost $74,176,497)				74,755,840

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 1.3%

		Canada – 0.8%

$1,350		Province of Ontario, Canada	1.375%	1/27/14	Aa1	$1,365,001

		Mexico – 0.5%

9,200	MXN	United Mexican States	9.500%	12/18/14	A–	750,836
		Total Sovereign Debt (cost $2,216,918)				2,115,837

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.9%

$3,054	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/11, repurchase price $3,054,061, collateralized by $2,975,000 U.S. Treasury Notes, 1.875%, due 10/31/17, value $3,116,313	0.010%	10/03/11	$3,054,058
	Total Short-Term Investments (cost $3,054,058)			3,054,058
	Total Investments (cost $160,395,193) – 99.4%			159,753,527
	Other Assets Less Liabilities – 0.6% (7)			930,814
	Net Assets – 100%			$160,684,341

Investments in Derivatives at September 30, 2011:

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	U.S. Dollar	830,040	Australian Dollar	800,000	10/31/11	$(58,397)
Morgan Stanley	U.S. Dollar	2,629,759	Canadian Dollar	2,700,000	10/21/11	(54,319)
Morgan Stanley	U.S. Dollar	1,152,494	New Zealand Dollar	1,400,000	10/05/11	(85,278)
Morgan Stanley	U.S. Dollar	1,090,152	New Zealand Dollar	1,400,000	10/21/11	(24,138)
Citibank	U.S. Dollar	887,905	South Korean Won	958,050,000	10/14/11	(75,125)
Morgan Stanley	New Zealand Dollar	1,400,000	U.S. Dollar	1,091,300	10/05/11	24,085
						$(273,172)

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (8)	Current Credit Spread (9)	Notional Amount (U.S. Dollars)	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
UBS AG	Markit CDX North America High Yield	Sell	7.45%	$3,000,000	5.000%	6/20/16	$(265,590)	$(327,465)
*	Annualized.

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 30-Year Treasury Bond	Short	(9)	12/11	$(1,283,625)	$(51,411)
U.S. 2-Year Treasury Note	Short	(89)	12/11	(19,598,078)	26,615
U.S. 5-Year Treasury Note	Short	(101)	12/11	(12,370,922)	(11,413)
U.S. 10-Year Treasury Note	Short	(56)	12/11	(7,285,250)	(43,935)
					$(80,144)

Nuveen Investments	31

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at September 30, 2011.

(8)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

N/A	Not Applicable.

N/R	Not rated.

I/O	Interest only investment.

P/O	Principal only investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

MXN	Mexican Peso

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 41.5%

	Aerospace & Defense – 0.6%

$110	DynCorp International Inc.	10.375%	7/01/17	B2	$95,975

190	Exelis, Inc., 144A	5.550%	10/01/21	BBB	190,308

240	Huntington Ingalls Industries Inc., 144A	7.125%	3/15/21	Ba3	222,600
540	Total Aerospace & Defense				508,883
	Airlines – 0.5%

125	Air Canada, 144A	12.000%	2/01/16	B–	116,875

250	American Airlines Pass Through Trust 2011-2, (WI/DD)	8.625%	10/15/21	A–	248,125
375	Total Airlines				365,000
	Auto Components – 0.2%

200	Dana Holding Corporation	6.500%	2/15/19	BB–	190,000
	Automobiles – 0.4%

400	Chrysler GP/CG Company, 144A	8.000%	6/15/19	B	312,000
	Beverages – 0.3%

195	Pernod-Ricard SA, 144A	5.750%	4/07/21	BBB–	213,730
	Biotechnology – 0.2%

180	STHI Holding Corporation, 144A	8.000%	3/15/18	B	173,700
	Building Products – 0.0%

40	Dayton Superior Corporation, (3), (4), (7)	13.000%	6/15/12	Caa3	6,000
	Chemicals – 1.6%

190	Airgas, Inc.	4.500%	9/15/14	BBB	202,570

200	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	182,520

145	CF Industries Inc.	6.875%	5/01/18	BB+	161,856

240	Huntsman International LLC, Convertible Bond, Series 2011	8.625%	3/15/21	B	229,800

195	Potash Corporation of Saskatchewan	3.750%	9/30/15	A–	207,103

225	Rhodia SA, 144A	6.875%	9/15/20	BBB+	258,750
1,195	Total Chemicals				1,242,599
	Consumer Finance – 0.7%

185	American Express Credit Corporation	7.300%	8/20/13	A2	202,504

320	Capital One Bank	8.800%	7/15/19	Baa1	376,997
505	Total Consumer Finance				579,501
	Containers & Packaging – 0.2%

195	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	173,550
	Diversified Financial Services – 11.5%

175	Banco Bradesco S.A. Grand Cayman, 144A	4.125%	5/16/16	Baa1	174,125

210	Bancolombia SA, 144A	5.950%	6/03/21	Baa2	203,175

160	Bank of America Corporation	3.750%	7/12/16	A	145,570

1,715	Bank of America Corporation	5.875%	1/05/21	A	1,602,938

150	Barlcays Bank PLC	5.000%	9/22/16	AA–	150,337

150	BBVA Bancomer SA Texas, 144A	4.500%	3/10/16	A1	139,500

265	BNP Paribas	5.000%	1/15/21	AA	259,439

185	Capital One Financial Corporation	7.375%	5/23/14	Baa1	206,643

375	Citigroup Inc.	5.375%	8/09/20	A	388,506

300	Citigroup Inc.	6.875%	3/05/38	A	325,718

140	Credit Suisse New York	5.500%	5/01/14	Aa1	148,000

Nuveen Investments	33

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$65	General Electric Capital Corporation	5.625%	9/15/17	AA+	$71,301

200	General Electric Capital Corporation	5.300%	2/11/21	AA	207,480

225	General Electric Capital Corporation	6.875%	1/10/39	AA+	258,242

505	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	527,712

985	Goldman Sachs Group, Inc.	6.000%	6/15/20	A1	1,013,235

400	Goldman Sachs Group, Inc.	5.250%	7/27/21	A1	394,606

310	HSBC Holdings PLC	6.800%	6/01/38	A1	309,962

1,000	JP Morgan Chase & Company	4.250%	10/15/20	Aa3	1,002,370

400	JP Morgan Chase & Company	4.350%	8/15/21	Aa3	404,202

515	Morgan Stanley	5.750%	1/25/21	A	473,835

195	Morgan Stanley	5.500%	7/28/21	A	180,620

150	Morgan Stanley	5.625%	9/23/19	A	140,711

265	Societe Generale, 144A	5.200%	4/15/21	Aa3	230,093

235	State Street Corporation	4.956%	3/15/18	BBB+	248,670
9,275	Total Diversified Financial Services				9,206,990
	Diversified Telecommunication Services – 1.9%

155	AT&T, Inc.	5.550%	8/15/41	A2	166,876

145	Cox Communications, Inc	5.500%	10/01/15	BBB	161,720

215	Telecom Italia Capital	5.250%	10/01/15	BBB	204,977

130	Telefonica Emisiones SAU	4.949%	1/15/15	BBB+	128,257

590	Telefonica Emisiones SAU	5.462%	2/16/21	BBB+	560,253

260	Verizon Communications	6.250%	4/01/37	A–	311,632
1,495	Total Diversified Telecommunication Services				1,533,715
	Electric Utilities – 1.1%

35	American Electric Power	5.250%	6/01/15	BBB	38,796

175	Calpine Corporation, 144A	7.875%	7/31/20	BB–	168,875

230	FirstEnergy Solutions Corporation	6.050%	8/15/21	BBB–	254,685

250	Niagara Mohawk Power Company, 144A	3.553%	10/01/14	A–	262,190

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	12,814

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	6,931

120	Texas Competitive Electric Holdings, 144A	11.500%	10/01/20	B2	96,000
825	Total Electric Utilities				840,291
	Energy Equipment & Services – 1.5%

325	Ensco PLC	4.700%	3/15/21	BBB+	331,252

250	Kinder Morgan Energy Partners, L.P.	6.500%	9/01/39	BBB	268,591

85	Nabors Industries Inc.	9.250%	1/15/19	BBB	107,526

200	Plains All American Pipeline L.P.	5.750%	1/15/20	BBB–	218,142

220	Weatherford International Limited	7.000%	3/15/38	BBB	242,116
1,080	Total Energy Equipment & Services				1,167,627
	Food Products – 0.7%

400	Bunge Limited Finance Company	4.100%	3/15/16	Baa2	410,821

85	Kraft Foods Inc.	6.125%	2/01/18	Baa2	99,772

100	Marfrig Overseas Limited	9.500%	5/04/20	B+	64,000
585	Total Food Products				574,593

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Gas Utilities – 0.0%

$25	Ferrellgas LP	6.500%	5/01/21	Ba3	$21,250
	Health Care Providers & Services – 0.3%

180	UnitedHealth Group Incorporated	6.875%	2/15/38	A–	235,513
	Hotels, Restaurants & Leisure – 0.3%

110	CKE Restaurant Inc.	11.375%	7/15/18	B2	114,400

150	Isle of Capri Casinos, Inc., 144A	7.750%	3/15/19	B–	136,875
260	Total Hotels, Restaurants & Leisure				251,275
	Household Durables – 0.2%

155	MDC Holdings Inc.	5.625%	2/01/20	Baa3	140,094
	Independent Power Producers & Energy Traders – 0.2%

175	NRG Energy Inc.	7.375%	1/15/17	BB–	180,469
	Industrial Conglomerates – 0.8%

200	Abengoa Finance SAU, 144A	8.875%	11/01/17	Ba3	183,000

100	Offshore Group Investment Limited	11.500%	8/01/15	B–	103,000

300	Textron Inc.	7.250%	10/01/19	BBB–	336,082
600	Total Industrial Conglomerates				622,082
	Insurance – 2.4%

290	AFLAC Insurance	6.450%	8/15/40	A–	288,092

100	Berkshire Hathaway Inc.	5.400%	5/15/18	AA+	114,176

315	Genworth Financial Inc.	6.515%	5/22/18	BBB	276,670

585	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB	587,740

200	ING Bank NV, 144A	4.000%	3/15/16	Aa3	201,227

75	MetLife Inc.	7.717%	2/15/19	A–	91,932

170	Prudential Financial Inc.	7.375%	6/15/19	A	199,206

160	Prudential Financial Inc.	5.900%	3/17/36	A	158,563
1,895	Total Insurance				1,917,606
	IT Services – 0.2%

94	First Data Corporation, 144A	12.625%	1/15/21	B–	69,560

150	First Data Corporation, 144A	8.750%	1/15/22	B–	118,500
244	Total IT Services				188,060
	Media – 2.5%

175	AMC Networks Inc., 144A	7.750%	7/15/21	B+	179,375

160	Comcast Corporation	6.400%	5/15/38	BBB+	184,186

205	DIRECTV Holdings LLC	5.200%	3/15/20	BBB	220,832

325	News America Holdings Inc.	6.150%	2/15/41	BBB+	343,779

405	Time Warner Cable Inc.	6.550%	5/01/37	BBB	450,437

210	Time Warner Inc.	4.875%	3/15/20	BBB	223,394

300	Viacom Inc.	6.875%	4/30/36	BBB+	357,493
1,780	Total Media				1,959,496
	Metals & Mining – 4.3%

605	Alcoa Inc.	5.400%	4/15/21	BBB–	586,261

275	Anglogold Holdings PLC	6.500%	4/15/40	BBB–	261,230

385	ArcelorMittal	7.000%	10/15/39	BBB–	343,371

175	Fosun International Limited, 144A	7.500%	5/12/16	BB+	136,500

200	Hidili Industry Internationl Development Limited, 144A	8.625%	11/04/15	BB–	124,000

Nuveen Investments	35

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$115	JMC Steel Group, 144A	8.250%	3/15/18	B	$108,100

250	Patriot Coal Corporation	8.250%	4/30/18	B+	222,500

250	Southern Copper Corporation	7.500%	7/27/35	Baa2	270,462

200	Taseko Mines Limited	7.750%	4/15/19	B	186,000

200	Teck Resources Limited	6.125%	10/01/35	BBB	212,122

190	Teck Resources Limited	6.250%	7/15/41	BBB	199,249

175	Thompson Creek Metals Company, 144A	7.375%	6/01/18	B	157,500

160	United States Steel Corporation	6.050%	6/01/17	BB	145,600

300	Vale Overseas Limited	6.875%	11/10/39	BBB+	322,500

150	Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	130,500
3,630	Total Metals & Mining				3,405,895
	Multi-Line Retail – 0.8%

200	Albertson’s, Inc.	8.700%	5/01/30	B	170,500

260	CVS Caremark Corporation	3.250%	5/18/15	BBB+	273,636

170	Target Corporation	5.375%	5/01/17	A+	197,692
630	Total Multi-Line Retail				641,828
	Oil, Gas & Consumable Fuels – 3.6%

240	Amerada Hess Corporation	7.125%	3/15/33	BBB	304,392

95	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB–	106,573

195	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB–	203,010

200	Carrizo Oil and Gas Inc.	8.625%	10/15/18	B–	196,000

100	Connacher Oil and Gas Limited, 144A	8.750%	8/01/18	BB–	73,480

210	Diamond Offshore Drilling Inc.	5.700%	10/15/39	A–	233,733

195	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	207,483

50	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	48,750

260	Nexen Inc.	6.400%	5/15/37	BBB–	264,593

200	OGX Petroleo e Gas Participacoes SA, 144A	8.500%	6/01/18	B1	179,000

175	SM Energy Company, 144A	6.625%	2/15/19	BB	174,125

100	Stone Energy Corporation	8.625%	2/01/17	B	94,000

245	SunCor Energy Inc.	6.100%	6/01/18	BBB+	285,710

275	Valero Energy Corporation	6.125%	2/01/20	BBB	305,150

200	Western Refining Inc.	11.250%	6/15/17	B	216,000
2,740	Total Oil, Gas & Consumable Fuels				2,891,999
	Paper & Forest Products – 0.5%

180	International Paper Company	8.700%	6/15/38	BBB	227,123

200	Stora Enso Oyj, 144A	6.404%	4/15/16	BB	193,000

8	Westvaco Corporation	8.200%	1/15/30	BBB	9,070
388	Total Paper & Forest Products				429,193
	Pharmaceuticals – 0.2%

160	Valeant Pharmaceuticals International, 144A	6.875%	12/01/18	BB	144,800
	Real Estate – 0.5%

370	Prologis Inc.	6.875%	3/15/20	Baa2	386,011
	Real Estate Management & Development – 0.2%

200	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	152,000

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail – 0.9%

$200	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	$160,500

300	CenturyLink Inc.	6.150%	9/15/19	Baa3	278,132

280	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB–	290,278
780	Total Specialty Retail				728,910
	Textiles, Apparel & Luxury Goods – 0.3%

250	Polymer Group Inc., 144A	7.750%	2/01/19	B1	249,375
	Thrifts & Mortgage Finance – 0.2%

200	WEA Finance LLC, 144A	4.625%	5/10/21	A2	190,980
	Tobacco – 0.9%

115	Altria Group Inc.	4.750%	5/05/21	Baa1	118,953

405	Altria Group Inc.	9.950%	11/10/38	Baa1	577,159
520	Total Tobacco				696,112
	Transportation Infrastructure – 0.4%

300	Asciano Finance Limited, 144A	5.000%	4/07/18	Baa2	306,744
	Wireless Telecommunication Services – 0.4%

208	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	179,036

140	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	141,400
348	Total Wireless Telecommunication Services				320,436
$32,915	Total Corporate Bonds (cost $33,722,836)				33,148,307

Shares	Description (1)		Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.7%

	Commercial Banks – 0.2%

190,000	Barclays Bank PLC		4.750%	A–	$127,276

4,000	Royal Bank of Scotland Group PLC, Series L		5.750%	BB	63,960
	Total Commercial Banks				191,236
	Diversified Financial Services – 0.2%

8,000	Citigroup Capital Trust XI		6.000%	Baa3	172,480
	Insurance – 0.3%

8,000	Endurance Specialty Holdings Limited		7.500%	BBB–	196,880
	Total $25 Par (or similar) Preferred Securities (cost $671,546)				560,596

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value
	MUNICIPAL BONDS – 0.6%

	Illinois – 0.6%

$425	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A+	$455,188
$425	Total Municipal Bonds (cost $425,000)				455,188

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.9%

	U.S. Treasury Bonds/Notes – 2.9%

$190	Tennessee Valley Authority	5.250%	9/15/39	AAA	$243,366

225	United States of America Treasury Bonds/Notes	5.000%	11/15/28	Aaa	306,668

Nuveen Investments	37

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. Treasury Bonds/Notes (continued)

$425	United States of America Treasury Bonds/Notes	3.125%	5/15/21	Aaa	$471,716

450	United States of America Treasury Bonds/Notes, (6)	4.750%	2/15/37	Aaa	604,406

455	United States of America Treasury Bonds/Notes, (6)	3.500%	2/15/39	Aaa	505,903

125	United States of America Treasury Bonds/Notes	3.875%	8/15/40	Aaa	148,516
$1,870	Total U.S. Government and Agency Obligations (cost $1,843,584)				2,280,575

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 51.9%

	Autos – Asset-Backed Securities – 4.9%

$550	AmeriCredit Automobile Receivables Trust, Series 2010-4	1.990%	10/08/15	Aaa	$549,180

112	Bank of America Auto Trust, Series 2009- 2A, 144A	2.130%	9/15/13	AAA	112,929

225	Bank of America Auto Trust, Series 2010-1A, 144A	1.390%	3/15/14	AAA	225,430

800	BMW Vehicle Owners Trust, Series 2010-A	2.100%	10/25/16	AAA	818,753

275	CarMax Auto Owner Trust 2010-3	2.000%	5/16/16	AA	276,795

425	Chrysler Financial Auto Securtization Trust, Series 2010A	1.650%	11/08/13	AA	425,830

93	Daimler Chrysler Auto Trust 2008B	5.320%	11/10/14	AAA	93,629

290	Ford Credit Auto Owners Trust 2010	2.930%	11/15/15	AA	302,218

360	Hertz Vehicle Financing LLC Series 2009, 144A	4.260%	3/25/14	Aaa	373,198

176	Hyundai Auto Receivables Trust 2009A	2.030%	8/15/13	AAA	177,114

420	Toyota Auto Receivables Owner Trust, Class A3, Series 2003B	1.860%	5/16/16	AAA	426,378

158	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	158,929
3,884	Total Autos				3,940,383
	Credit Cards – Asset-Backed Securities – 1.8%

550	CitiBank Credit Card Issuance Trust, Series 2009-A5	2.250%	12/23/14	AAA	561,031

850	General Electric Capital Credit Card Master Note Trust Series 2010-3	2.210%	6/15/16	Aaa	869,165
1,400	Total Credit Cards				1,430,196
	Home Equity – Asset-Backed Securities – 0.2%

188	CNH Equipment Trust 2010-A	1.540%	7/15/14	AAA	188,260
	Commercial – Mortgage-Backed Securities – 8.4%

350	Bank of America Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AA–	375,689

363	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AAA	373,480

500	CS First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2004-C1	4.750%	1/15/37	AAA	522,036

200	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	206,248

230	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-2	5.349%	8/11/36	AAA	234,284

680	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10	5.984%	8/10/45	A1	706,462

650	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11	5.736%	12/10/49	BBB+	674,760

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial – Mortgage-Backed Securities (continued)

$400	JP Morgan Chase Commerical Mortgage Trust, Commerical Mortage Pass-Through Certificates, Series 2011-C4	4.106%	7/15/46	AAA	$406,519

230	Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	Aa2	198,772

750	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-C1	5.690%	2/12/51	Aaa	800,398

545	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12	5.332%	12/15/43	AAA	588,316

350	Salomon Brothers Commercial Mortgage Trust Pass-Through Certificates, Series 2002-KEY2	4.865%	3/18/36	AAA	355,087

800	Wells-Fargo-RBS Commercial Mortage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2	4.869%	2/15/44	AAA	839,903

400	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/15/44	Aaa	404,120
6,448	Total Commercial				6,686,074
	Residential – Mortgage-Backed Securities – 36.6%

155	American Homes Mortgage Advance Trust, Series 2011-SART1, 144A	5.920%	5/10/43	BBB	157,131

68	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1, (7)	6.000%	6/25/35	Caa1	49,546

275	Countrywide ABS Asset-Backed Certificate Trust 2007-9	0.365%	6/25/47	BB+	223,141

201	Countrywide Asset-Backed Certificates Trust, Series 2006-25	0.355%	6/25/47	BB+	180,521

650	FDIC Structured Sales Guaranteed Notes Series 2010-L1A, 144A	0.000%	10/25/13	N/A	634,472

36	Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.795%	1/01/37	Aaa	37,828

68	Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	70,809

79	Federal Home Loan Mortgage Corporation Non Gold Participation Certificates	6.205%	12/01/36	Aaa	85,866

805	Federal National Mortgage Association (MDR) (WI/DD)	3.500%	TBA	Aaa	827,012

4,750	Federal National Mortgage Association (MDR) (WI/DD)	4.000%	TBA	Aaa	4,978,594

5,580	Federal National Mortgage Association (MDR) (WI/DD)	4.500%	TBA	Aaa	5,919,159

3,760	Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	Aaa	4,044,350

1,715	Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	Aaa	1,858,095

1,250	Federal National Mortgage Association (MDR) (WI/DD)	6.000%	TBA	Aaa	1,371,094

1,892	Federal National Mortgage Interest Strip Series 366-25	5.000%	10/01/35	Aaa	191,060

290	Federal National Mortgage Pool 735060	6.000%	11/01/34	Aaa	321,788

116	Federal National Mortgage Pool 735606	2.599%	5/01/35	Aaa	120,220

191	Federal National Mortgage Pool 824163	5.500%	4/01/35	Aaa	208,863

139	Federal National Mortgage Pool 838948	1.898%	8/01/35	Aaa	145,152

106	Federal National Mortgage Pool 905597	5.997%	12/01/36	Aaa	114,450

373	Federal National Mortgage Pool 946228	6.155%	9/01/37	Aaa	405,736

1,032	Federal National Mortgage Pool AC1877	4.500%	9/01/39	Aaa	1,095,897

1,569	Federal National Mortgage Pool AD8529	4.500%	8/01/40	Aaa	1,666,493

310	Fosse Master Issuer PLC, Residential Mortgage Pool, Series 2011-1A	1.650%	10/18/54	AAA	309,570

567	Government National Mortgage Assocation, Guaranteed REMIC Pass Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	607,343

2,145	Government National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	Aaa	2,355,478

360	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	376,494

508	National Credit Union Adminstration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AA+	532,378

Nuveen Investments	39

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential – Mortgage-Backed Securities (continued)

$307	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1, (7)	4.125%	2/25/41	N/R	$304,972

41	Wells Fargo Mortgage Backed Securties, 2005-AR16 Class 3A2	2.709%	10/25/35	BBB–	37,700
29,338	Total Residential				29,231,212
$41,258	Total Asset-Backed and Mortgage-Backed Securities (cost $40,639,704)				41,476,125

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 1.9%

	Commercial Banks – 0.4%

$410	Wachovia Capital Trust III	5.570%	3/15/42	A–	$336,200
	Consumer Finance – 0.3%

235	Capital One Capital III Corporation	7.686%	8/15/36	Baa3	229,713
	Diversified Financial Services – 0.4%

340	CitiGroup Capital XXI	8.300%	12/21/37	Baa3	333,200
	Industrial Conglomerates – 0.5%

430	GE Capital Trust I	6.375%	11/15/17	Aa3	414,412
	Insurance – 0.3%

300	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	258,000
$1,715	Total Capital Preferred Securities (cost $1,683,240)				1,571,525

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 0.8%

	Argentina – 0.5%

$160	Province of Buenos Aires, 144A	10.875%	1/26/21	B	$116,800

100	Provincia de Cordoba	12.375%	8/17/17	B	88,000

250	Republic of Argentina	8.750%	6/02/17	B	218,750
510	Total Argentina				423,550
	Colombia – 0.0%

10	Republic of Colombia	8.250%	12/22/14	BBB–	11,765
	Peru – 0.3%

175	Republic of Peru	6.550%	3/14/37	BBB	203,000
$695	Total Sovereign Debt (cost $722,621)				638,315

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 27.4%

$21,867	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/11, repurchase price $21,866,602, collateralized by $21,685,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $22,308,444	0.010%	10/03/11		$21,866,584
	Total Short-Term Investments (cost $21,866,584)				21,866,584
	Total Investments (cost $101,575,115) – 127.7%				101,997,215
	Other Assets Less Liabilities – (27.7)% (8)				(22,139,935)
	Net Assets – 100%				$79,857,280

40	Nuveen Investments

Investments in Derivatives at September 30, 2011:

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	Euro	150,000	U.S. Dollar	210,764	10/21/11	$9,827
Bank of America	Japanese Yen	98,000,000	U.S. Dollar	1,262,187	10/21/11	(8,688)
Citibank	Mexican Peso	6,600,000	U.S. Dollar	490,706	10/05/11	14,853
Citibank	New Zealand Dollar	950,000	U.S. Dollar	741,285	10/05/11	17,103
JPMorgan Chase	South Korean Won	400,000,000	U.S. Dollar	342,759	10/06/11	3,237
Bank of America	Swiss Franc	1,000,000	U.S. Dollar	1,175,945	10/05/11	72,658
Bank of America	Swiss Franc	1,000,000	U.S. Dollar	1,118,193	10/21/11	14,573
Bank of America	U.S. Dollar	844,320	Australian Dollar	800,000	10/21/11	(71,711)
Citibank	U.S. Dollar	529,920	Australian Dollar	500,000	11/07/11	(48,065)
Citibank	U.S. Dollar	758,764	Canadian Dollar	750,000	10/21/11	(43,364)
Morgan Stanley	U.S. Dollar	1,168,782	Canadian Dollar	1,200,000	10/21/11	(24,142)
Citibank	U.S. Dollar	558,707	Mexican Peso	6,600,000	10/05/11	(82,853)
Morgan Stanley	U.S. Dollar	368,059	Mexican Peso	4,600,000	10/21/11	(36,927)
Citibank	U.S. Dollar	489,996	Mexican Peso	6,600,000	10/21/11	(14,894)
Citibank	U.S. Dollar	781,869	New Zealand Dollar	950,000	10/05/11	(57,687)
Citibank	U.S. Dollar	740,525	New Zealand Dollar	950,000	10/21/11	(17,158)
JPMorgan Chase	U.S. Dollar	347,981	South African Rand	2,500,000	10/21/11	(39,137)
JPMorgan Chase	U.S. Dollar	375,940	South Korean Won	400,000,000	10/06/11	(36,417)
Citibank	U.S. Dollar	417,053	South Korean Won	450,000,000	10/14/11	(35,287)
JPMorgan Chase	U.S. Dollar	342,466	South Korean Won	400,000,000	10/21/11	(3,271)
Bank of America	U.S. Dollar	1,117,943	Swiss Franc	1,000,000	10/05/11	(14,656)
						$(402,006)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citibank	3,600,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$30,139	$30,139
Citibank	9,800,000	ZAR	Pay	3-Month JIBAR	7.655	Quarterly	1/07/21	(7,290)	(7,290)
Deutsche Bank AG	5,800,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	98,421	98,421
JPMorgan	726,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/10/14	14,421	125,774
JPMorgan	4,046,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(92,522)	(92,522)
Morgan Stanley	29,500,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(95,872)	(95,872)
Morgan Stanley	13,250,000	SEK	Receive	3-Month STIBOR	2.560	Annually	11/12/15	(70,663)	(70,663)
UBS AG	46,100,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(193,330)	(193,330)
									$(205,343)
*	Annualized.

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount (U.S. Dollars)	Fixed Rate*	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
UBS AG	Markit CDX North America High Yield	Sell	7.45%	$3,200,000	5.000%	6/20/16	$(283,296)	$(316,609)
UBS AG	Markit CDX North America Investment Grade	Sell	1.36	4,100,000	1.000	6/20/16	(63,861)	(27,490)
								$(344,099)
*	Annualized.

Nuveen Investments	41

Portfolio of Investments

Nuveen Multi-Strategy Core Bond Fund (continued)

September 30, 2011

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. 30-Year Treasury Bond	Long	6	12/11	855,750	$18,038
U.S. 5-Year Treasury Note	Long	36	12/11	$4,409,438	3,557
U.S. 10-Year Treasury Note	Short	(68)	12/11	(8,846,375)	(71,595)
					$(50,000)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying price at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at September 30, 2011.

(9)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

N/R	Not rated.

N/A	Not applicable.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

MDR	Denotes investment is subject to dollar roll transactions.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CLP	Chilean Peso

CZK	Czech Koruna

ILS	Israeli Shekel

KRW	South Korean Won

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

CLICP	Sinacofi Chile Inter-Bank Rate Average

JIBAR	Johannesburg Inter-Bank Agreed Rate

KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association

PRIBOR	Prague Inter-Bank Offered Rate

STIBOR	Stockholm Inter-Bank Offered Rate

TELBOR	Tel-Aviv Inter-Bank Offered Rate

WIBOR	Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments

Nuveen High Yield Bond Fund

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 85.3%

	Aerospace & Defense – 2.0%

$375	CHC Helicopter	9.250%	10/15/20	B+	$318,750

250	Ducommun Inc., 144A	9.750%	7/15/18	B–	250,000

860	DynCorp International Inc.	10.375%	7/01/17	B2	750,350

700	Huntington Ingalls Industries Inc., 144A	6.875%	3/15/18	Ba3	651,000
2,185	Total Aerospace & Defense				1,970,100
	Air Freight & Logistics – 1.4%

1,500	Park-Ohio Industries Inc., 144A	8.125%	4/01/21	B3	1,402,500
	Airlines – 1.6%

850	Air Canada, 144A	12.000%	2/01/16	B–	794,750

847	Continental Airlines, Inc.	7.875%	7/02/18	Ba3	813,102
1,697	Total Airlines				1,607,852
	Auto Components – 1.8%

500	American Axle and Manufacturing Holdings Inc., 144A	9.250%	1/15/17	Ba1	520,000

500	Delphi Corporation, 144A	6.125%	5/15/21	BB	465,000

1,000	Neff Rental LLC/Neff Finance Corporation, 144A	9.625%	5/15/16	B–	835,000
2,000	Total Auto Components				1,820,000
	Automobiles – 0.4%

500	Chrysler GP/CG Company, 144A	8.250%	6/15/21	B	385,000
	Biotechnology – 0.5%

500	STHI Holding Corporation, 144A	8.000%	3/15/18	B	482,500
	Building Products – 3.1%

385	Associated Materials Inc.	9.125%	11/01/17	B	311,850

900	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	Ba3	810,000

425	Dayton Superior Corporation, (3), (4)	13.000%	6/15/12	Caa3	63,750

1,000	Nortek Inc.	10.000%	12/01/18	B	925,000

750	Ply Gem Industries Inc.	8.250%	2/15/18	B–	611,250

500	Texas Industries Inc.	9.250%	8/15/20	B–	388,750
3,960	Total Building Products				3,110,600
	Chemicals – 2.5%

1,140	Huntsman International LLC, Convertible Bond, Series 2011	8.625%	3/15/21	B	1,091,550

1,000	Ineos Group Holdings PLC, 144A	8.500%	2/15/16	Caa1	740,000

1,000	Momentive Performance Materials, 144A	9.000%	1/15/21	Caa1	685,000
3,140	Total Chemicals				2,516,550
	Commercial Services & Supplies – 1.6%

220	Casella Waste Systems Inc.	7.750%	2/15/19	B–	207,900

500	CRDT Merger Sub Inc., 144A	8.125%	6/01/19	B–	462,500

1,000	Donnelley & Son Company	7.250%	5/15/18	BB+	903,750
1,720	Total Commercial Services & Supplies				1,574,150
	Construction Materials – 0.7%

1,000	West China Cement Limtied, 144A	7.500%	1/25/16	BB–	680,000
	Consumer Finance – 1.8%

500	Ally Financial Inc.	6.250%	12/01/17	B+	435,555

500	Credit Acceptance Corporation	9.125%	2/01/17	BB	492,500

500	General Motors Corporation, 144A	6.750%	6/01/18	B1	490,000

Nuveen Investments	43

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$500	Springleaf Finance Corporation	6.900%	12/15/17	B	$360,000
2,000	Total Consumer Finance				1,778,055
	Containers & Packaging – 3.5%

750	Berry Plastics Corporation, 144A	9.750%	1/15/21	Caa1	637,500

1,000	Graham Packaging Company LP, GPC Capital Corporation I	8.250%	10/01/18	B	1,005,000

955	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	849,950

750	Longview Fibre Paper & Packaging, 144A	8.000%	6/01/16	B+	727,500

250	Solo Cup Company	8.500%	2/15/14	CCC	217,500
3,705	Total Containers & Packaging				3,437,450
	Diversified Financial Services – 2.8%

1,000	Ace Cash Express Inc., 144A	11.000%	2/01/19	B	887,500

750	Constellation Enterprises LLC, 144A	10.625%	2/01/16	B	727,500

500	Metalloinvest Finance Limited, 144A	6.500%	7/21/16	BB–	425,000

750	Speedy Cash Inc., 144A	10.750%	10/15/18	B	755,625
3,000	Total Diversified Financial Services				2,795,625
	Diversified Telecommunication Services – 2.2%

1,320	Insight Communications, 144A	9.375%	7/15/18	B–	1,478,400

750	Integra Telecom, 144A	10.750%	4/15/16	B–	663,750
2,070	Total Diversified Telecommunication Services				2,142,150
	Electric Utilities – 0.8%

500	Empresa Distribuidoray Comercializadora Norte S.A, 144A	9.750%	10/25/22	B2	420,000

500	Texas Competitive Electric Holdings, 144A	11.500%	10/01/20	B2	400,000
1,000	Total Electric Utilities				820,000
	Energy Equipment & Services – 2.3%

500	Energy Future Holdings	10.875%	11/01/17	Ca	402,500

500	Forbes Energy Services, 144A	9.000%	6/15/19	B–	462,500

600	Jasper Explorer Limited Cyprus	13.500%	5/27/16	NA	527,567

500	Ocean Rig UDW Inc.	9.500%	4/27/16	CCC+	435,000

500	Trolldrilling & Services Limited	13.750%	8/19/16	N/R	484,719
2,600	Total Energy Equipment & Services				2,312,286
	Food & Staples Retailing – 0.5%

500	Rite Aid Corporation	7.500%	3/01/17	B–	477,500
	Food Products – 1.6%

1,000	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	945,000

1,000	Marfrig Overseas Limited	9.500%	5/04/20	B+	640,000
2,000	Total Food Products				1,585,000
	Health Care Equipment & Supplies – 0.2%

200	Biomet Inc.	10.000%	10/15/17	B–	206,000
	Health Care Providers & Services – 2.5%

250	Community Health Systems, Inc.	8.875%	7/15/15	B	245,625

200	HCA Holdings Inc., 144A	7.750%	5/15/21	B–	187,500

500	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	455,000

750	Res-Care Inc., 144A	10.750%	1/15/19	B–	727,500

1,000	Tenet Healthcare Corporation	8.000%	8/01/20	CCC+	907,500
2,700	Total Health Care Providers & Services				2,523,125

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 3.3%

$500	CKE Restaurant Inc.	11.375%	7/15/18	B2	$520,000

1,100	Harrah’s Operating Company, Inc., 144A	5.625%	6/01/15	CCC	660,000

550	Isle of Capri Casinos, Inc.	7.750%	3/15/19	B–	501,875

750	MGM Mirage Inc.	6.875%	4/01/16	CCC+	637,500

500	MTR Gaming Group Inc.	11.500%	8/01/19	B–	401,250

750	Rare Restaurant Group LLC, 144A	9.250%	5/15/14	CCC	536,250
4,150	Total Hotels, Restaurants & Leisure				3,256,875
	Household Durables – 2.4%

750	Beazer Homes USA, Inc.	9.125%	6/15/18	CCC	461,250

400	K. Hovnanian Enterprises Inc.	8.625%	1/15/17	Caa3	141,000

500	Lennar Corporation	12.250%	6/01/17	B+	550,000

750	Reynolds Group	8.500%	5/15/18	B–	633,750

500	Standard Pacific Corporation	10.750%	9/15/16	B	490,000

250	William Lyon Homes Inc., Unsecured Senior Note, (4)	10.750%	4/01/13	C	51,250
3,150	Total Household Durables				2,327,250
	Industrial Conglomerates – 2.5%

1,000	Abengoa Finance SAU, 144A	8.875%	11/01/17	Ba3	915,000

500	Atkore International Inc.	9.875%	1/01/18	B+	452,500

700	Panoro Energy ASA	12.000%	11/15/18	N/R	672,000

500	Reynolds Group, 144A	9.875%	8/15/19	B–	440,000
2,700	Total Industrial Conglomerates				2,479,500
	IT Services – 3.3%

1,000	CoreLogic Inc., 144A	7.250%	6/01/21	Ba3	897,500

1,538	First Data Corporation, 144A	12.625%	1/15/21	B–	1,138,120

1,500	First Data Corporation, 144A	8.750%	1/15/22	B–	1,185,000
4,038	Total IT Services				3,220,620
	Machinery – 0.7%

750	Commercial Vehicle Group, 144A	7.875%	4/15/19	B2	686,250
	Media – 6.9%

500	AMC Networks Inc., 144A	7.750%	7/15/21	B+	512,500

750	American Media Inc., 144A	13.500%	6/15/18	CCC+	637,500

1,000	Belo Corporation	7.750%	6/01/27	BB–	850,000

500	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	371,250

750	Cumulus Media Inc., 144A	7.750%	5/01/19	B3	631,875

500	Media General Inc.	11.750%	2/15/17	B–	395,000

750	National CineMedia LLC	7.875%	7/15/21	B	742,500

2,000	Virgina Media Finance PLC	9.500%	8/15/16	Ba2	2,160,000

625	WM Finance Corporation, 144A	11.500%	10/01/18	B–	575,000
7,375	Total Media				6,875,625
	Metals & Mining – 7.2%

750	APERAM, 144A	7.750%	4/01/18	BB	652,500

1,000	Fosun International Limited, 144A	7.500%	5/12/16	BB+	780,000

500	Hidili Industry Internationl Development Limited, 144A	8.625%	11/04/15	BB–	310,000

1,000	JMC Steel Group, 144A	8.250%	3/15/18	B	940,000

Nuveen Investments	45

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$750	Novelis Inc.	8.375%	12/15/17	B	$742,500

850	Patriot Coal Corporation	8.250%	4/30/18	B+	756,500

500	Quadra FNX Mining Limited, 144A	7.750%	6/15/19	BB–	483,750

1,050	Taseko Mines Limited	7.750%	4/15/19	B	976,500

500	Tempel Steel Company, 144A	12.000%	8/15/16	B	480,000

750	Thompson Creek Metals Company, 144A	7.375%	6/01/18	B	675,000

375	United States Steel Corporation	6.050%	6/01/17	BB	341,250
8,025	Total Metals & Mining				7,138,000
	Multi-Line Retail – 0.5%

500	Macys Retail Holdings Inc.	7.875%	8/15/36	BBB–	545,556
	Oil, Gas & Consumable Fuels – 10.0%

900	Black Elk Energy Offshore Operations LLC, 144A	13.750%	12/01/15	B–	895,500

750	Calumet Specialty Products, 144A	9.375%	5/01/19	B	697,500

500	Chaparral Energy Inc.	9.875%	10/01/20	B–	500,000

500	El Paso Corporation	7.750%	1/15/32	BB–	579,130

1,350	Energy XXI Gulf Coast Inc., 144A	9.250%	12/15/17	B	1,316,250

350	Global Rig Company ASA	13.000%	6/15/15	N/R	346,500

1,000	Linn Energy LLC Finance Corporation	8.625%	4/15/20	B	1,030,000

500	OGX Petroleo e Gas Participacoes SA, 144A	8.500%	6/01/18	B1	447,500

1,675	PetroPlus Finance, 144A	9.375%	9/15/19	B2	1,432,125

500	Rubicon Drilling Services, Utlra-Deepwater Limited, 144A	11.875%	3/15/17	B–	523,750

1,000	SM Energy Company, 144A	6.625%	2/15/19	BB	995,000

50	Stone Energy Corporation	8.625%	2/01/17	B	47,000

1,000	Western Refining Inc.	11.250%	6/15/17	B	1,080,000
10,075	Total Oil, Gas & Consumable Fuels				9,890,255
	Paper & Forest Products – 2.9%

592	AbitibiBowater Inc., 144A	10.250%	10/15/18	BB–	618,640

250	Exopack Holding Corporation, 144A	10.000%	6/01/18	CCC+	233,750

750	Millar Western Forest Products Ltd, 144A	8.500%	4/01/21	B–	573,750

325	Stora Enso Oyj, 144A	7.250%	4/15/36	BB	273,000

500	Tembec Industries, Inc.	11.250%	12/15/18	B–	477,500

675	Verso Paper Holdings LLC	11.500%	7/01/14	Ba2	702,000
3,092	Total Paper & Forest Products				2,878,640
	Pharmaceuticals – 0.3%

250	Endo Pharmaceutical Holdings Inc., 144A	7.000%	7/15/19	BB–	250,938
	Real Estate – 0.4%

500	CNL Lifestyle Properties Inc.	7.250%	4/15/19	BB–	430,000
	Real Estate Management & Development – 2.3%

500	Central China Real Estate Limited, 144A	12.250%	10/20/15	B+	395,000

500	China Overseas Finance Cayman II	5.500%	11/10/20	BBB	451,706

1,000	Country Garden Holding Company, 144A	11.125%	2/23/18	BB–	760,000

500	Realogy Corporation, 144A	11.500%	4/15/17	Caa3	332,500

500	Shimao Property Holdings Limited	11.000%	3/08/18	BB–	359,145
3,000	Total Real Estate Management & Development				2,298,351

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.9%

$1,000	Hertz Corporation	6.750%	4/15/19	B2	$907,500
	Specialty Retail – 0.8%

975	Armored AutoGroup Inc., 144A	9.250%	11/01/18	CCC+	782,438
	Textiles, Apparel & Luxury Goods – 3.0%

1,250	Liz Claiborne Inc., 144A	10.500%	4/15/19	B2	1,250,000

1,750	Polymer Group Inc., 144A	7.750%	2/01/19	B1	1,745,625
3,000	Total Textiles, Apparel & Luxury Goods				2,995,625
	Wireless Telecommunication Services – 4.1%

750	Clearwire Corporation, 144A	12.000%	12/01/15	B2	635,625

800	Digicel Group, Limited, 144A	8.875%	1/15/15	Caa1	756,000

814	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	699,993

500	Nextel Communications, Inc., Series D	7.375%	8/01/15	BB–	473,750

500	Wind Acquisition Finance SA, 144A	7.250%	2/15/18	BB	426,874

1,045	XM Satellite Radio Inc., 144A	7.625%	11/01/18	BB–	1,055,450
4,409	Total Wireless Telecommunication Services				4,047,692
$94,966	Total Corporate Bonds (cost $95,815,903)				84,637,558

Shares	Description (1)		Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 5.0%

	Capital Markets – 0.3%

20,000	Morgan Stanley, Series 2006A		0.000%	BB+	$317,000
	Commercial Banks – 0.9%

1,000	Ally Financial Inc., 144A		7.000%	B3	669,656

14,000	Royal Bank of Scotland Group PLC, Series L		5.750%	BB	223,860
	Total Commercial Banks				893,516
	Diversified Financial Services – 1.3%

18,000	Bank of America Corporation		4.000%	BB+	239,940

16,926	Citigroup Capital Trust IX		6.000%	Baa3	365,094

28,779	Citigroup Capital Trust XI		6.000%	Baa3	620,475
	Total Diversified Financial Services				1,225,509
	Insurance – 0.9%

14,000	American International Group, Inc.		7.700%	BBB	322,000

15,000	Endurance Specialty Holdings Limited		7.500%	BBB–	369,150

9,000	PartnerRe Limited		7.250%	BBB+	229,050
	Total Insurance				920,200
	Marine – 0.4%

13,000	Seaspan Corporation		9.500%	N/R	347,360
	Real Estate Investment Trust – 1.2%

10,000	CommomWealth REIT		7.250%	Baa3	244,400

10,000	Digital Realty Trust Inc.		7.000%	Baa3	249,400

5,000	Equity Lifestyle Properties Inc.		8.034%	N/R	124,900

10,000	Hersha Hospitality Trust		8.000%	N/R	223,400

15,000	Pebblebrook Hotel Trust		7.875%	N/R	367,650
	Total Real Estate Investment Trust				1,209,750
	Total $25 Par (or similar) Preferred Securities (cost $5,595,072)				4,913,335

Nuveen Investments	47

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.2%

	U.S. Treasury Bonds/Notes – 1.2%

$155	United States of America Treasury Notes/Bonds, (5)	3.380%	6/30/13	Aaa	$163,404

1,000	United States of America Treasury Notes/Bonds	1.500%	12/31/13	Aaa	1,026,484
$1,155	Total U.S. Government and Agency Obligations (cost $1,158,243)				1,189,888

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 0.9%

	Consumer Finance – 0.2%

$500	AFGC Capital Trust I, 144A	6.000%	1/15/67	Caa2	$225,000
	Insurance – 0.7%

1,000	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	697,500
$1,500	Total Capital Preferred Securities (cost $1,190,146)				922,500

Shares	Description (1)				Value
	INVESTMENT COMPANIES – 0.1%

10,000	Pimco Income Strategy Fund				$100,300
	Total Investment Companies (cost $102,241)				100,300

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 6.1%

$6,061	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/11, repurchase price $6,061,164, collateralized by $5,740,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $6,184,850	0.010%	10/03/11		$6,061,159
	Total Short-Term Investments (cost $6,061,159)				6,061,159
	Total Investments (cost $109,922,764) – 98.6%				97,824,740
	Other Assets Less Liabilities – 1.4%				1,391,165
	Net Assets – 100%				$99,215,905

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

N/R	Not rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2011

	Short Duration	Multi-Strategy Core Bond	High Yield
Assets
Investments, at value (cost $157,341,135, $79,708,531 and $103,861,605, respectively)	$156,699,469	$80,130,631	$91,763,581
Short-term investments (at cost, which approximates value)	3,054,058	21,866,584	6,061,159
Cash denominated in foreign currencies (cost $72,858, $261,893 and $0, respectively)	64,439	244,792	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	24,085	132,251	—
Interest rate swaps	—	154,522	—
Credit default swaps premiums paid	61,875	33,312	—
Receivables:
Due from broker (net of amounts deemed uncollectible of $14,342, $7,996 and $0, respectively)	51,088	82,768	—
Dividends	—	—	17,494
Interest	1,128,734	672,816	2,432,254
Investments sold	592,412	1,376,953	465,031
Paydowns	—	1,883	—
Shares sold	292,284	129,839	304,785
Total assets	161,968,444	104,826,351	101,044,304
Liabilities
Cash overdraft	20,276	81,979	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	297,257	534,257	—
Interest rate swaps	—	359,865	—
Credit default swaps	327,465	344,099	—
Interest rate swaps premiums received	—	111,353	—
Credit default swaps premiums received	—	36,370	—
Payables:
Dividends	163,312	103,583	281,954
Due to broker	—	—	389,011
Investments purchased	—	22,969,035	586,750
Shares redeemed	208,336	231,245	241,818
Variation margin on futures contracts	8,539	5,094	—
Accrued expenses:
Management fees	56,956	24,591	87,674
12b-1 distribution and service fees	54,568	24,463	36,716
Other	147,394	143,137	204,476
Total liabilities	1,284,103	24,969,071	1,828,399
Net assets	$160,684,341	$79,857,280	$99,215,905
Class A Shares
Net assets	$61,270,132	$27,930,431	$32,703,864
Shares outstanding	3,195,855	1,409,697	2,030,864
Net asset value per share	$19.17	$19.81	$16.10
Offering price per share (net asset value per share plus maximum sales charge of 2.25%, 4.25% and 4.75%, respectively, of offering price)	$19.61	$20.69	$16.90
Class B Shares
Net assets	N/A	$1,581,533	$1,352,225
Shares outstanding	N/A	79,348	84,047
Net asset value and offering price per share	N/A	$19.93	$16.09
Class C Shares
Net assets	$48,424,186	$20,904,794	$33,135,481
Shares outstanding	2,523,317	1,052,631	2,062,513
Net asset value and offering price per share	$19.19	$19.86	$16.07
Class R3 Shares
Net assets	$491,517	$81,232	$152,108
Shares outstanding	25,664	4,100	9,450
Net asset value and offering price per share	$19.15	$19.81	$16.10
Class I Shares
Net assets	$50,498,506	$29,359,290	$31,872,227
Shares outstanding	2,639,485	1,484,217	1,981,129
Net asset value and offering price per share	$19.13	$19.78	$16.09
Net assets consist of:
Capital paid-in	$164,170,220	$80,984,351	$110,514,989
Undistributed (Over-distribution of) net investment income	95,892	169,423	(267,751)
Accumulated net realized gain (loss)	(2,242,705)	(702,082)	1,066,691
Net unrealized appreciation (depreciation)	(1,339,066)	(594,412)	(12,098,024)
Net assets	$160,684,341	$79,857,280	$99,215,905
Authorized shares	Unlimited	Unlimited	Unlimited
Per value per share	$0.01	$0.01	$0.01

N/A – Short Duration does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Operations

Year Ended September 30, 2011

	Short Duration	Multi-Strategy Core Bond	High Yield
Investment Income	$5,295,946	$3,660,935	$13,174,843
Expenses
Management fees	711,775	399,191	887,505
12b-1 service fees – Class A	188,399	72,078	104,218
12b-1 distribution and service fees – Class B	N/A	20,193	15,364
12b-1 distribution and service fees – Class C	571,998	212,278	394,571
12b-1 distribution and service fees – Class R3	2,874	768	600
Shareholders’ servicing agent fees and expenses	120,013	56,332	198,823
Custodian’s fees and expenses	85,335	95,580	48,868
Trustees’ fees and expenses	5,741	2,516	4,967
Professional fees	45,298	46,385	46,698
Shareholders’ reports – printing and mailing expenses	79,662	40,243	87,681
Federal and state registration fees	35,311	41,341	105,607
Other expenses	14,752	13,253	22,357
Total expenses before custodian fee credit and expense reimbursement	1,861,158	1,000,158	1,917,259
Custodian fee credit	(251)	(107)	(656)
Expense reimbursement	(2,207)	(128,988)	—
Net expenses	1,858,700	871,063	1,916,603
Net investment income (loss)	3,437,246	2,789,872	11,258,240
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,183,130	1,960,597	9,414,193
Forward foreign currency exchange contracts	(61,105)	(58,850)	—
Futures contracts	(1,693,003)	(952,405)	—
Options purchased	—	(1,031)	—
Options written	—	(71,922)	—
Swaps	1,345,337	315,983	2,196,231
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,114,713)	(3,705,717)	(20,173,179)
Forward foreign currency exchange contracts	(191,749)	(356,377)	—
Futures contracts	148,197	(44,752)	—
Swaps	(944,349)	(650,966)	(453,342)
Net realized and unrealized gain (loss)	(4,328,255)	(3,565,440)	(9,016,097)
Net increase (decrease) in net assets from operations	$(891,009)	$(775,568)	$2,242,143

N/A – Short Duration does not offer Class B Shares.

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Changes in Net Assets

	Short Duration		Multi-Strategy Core Bond		High Yield
	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$3,437,246	$3,659,523	$2,789,872	$2,544,278	$11,258,240	$12,580,031
Net realized gain (loss) from:
Investments and foreign currency	3,183,130	2,086,606	1,960,597	2,255,898	9,414,193	16,797,698
Forward foreign currency exchange contracts	(61,105)	22,777	(58,850)	(72,221)	—	—
Futures contracts	(1,693,003)	(2,328,438)	(952,405)	(436,947)	—	—
Options purchased	—	—	(1,031)	—	—	—
Options written	—	20,160	(71,922)	12,096	—	—
Swaps	1,345,337	198,509	315,983	(344,998)	2,196,231	(79,470)
Swaptions written	—	10,130	—	5,559	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,114,713)	2,868,064	(3,705,717)	1,949,676	(20,173,179)	(5,683,655)
Forward foreign currency exchange contracts	(191,749)	(45,169)	(356,377)	(6,777)	—	—
Futures contracts	148,197	(109,828)	(44,752)	24,994	—	—
Options written	—	(19,500)	—	(11,700)	—	—
Swaps	(944,349)	533,943	(650,966)	622,286	(453,342)	1,196,431
Swaptions written	—	25,200	—	12,600	—	—
Net increase (decrease) in net assets from operations	(891,009)	6,921,977	(775,568)	6,554,744	2,242,143	24,811,035
Distributions to Shareholders
From undistributed net investment income:
Class A	(2,087,970)	(2,625,472)	(1,101,833)	(1,190,698)	(3,242,293)	(2,955,101)
Class B	N/A	N/A	(62,122)	(105,619)	(108,608)	(122,514)
Class C	(1,156,322)	(1,197,500)	(653,728)	(687,333)	(2,787,720)	(2,522,196)
Class R3	(14,613)	(27,140)	(5,511)	(9,853)	(9,086)	(11,145)
Class I	(1,692,851)	(2,178,774)	(1,264,436)	(1,415,010)	(5,696,796)	(6,476,954)
From accumulated net realized gains:
Class A	—	—	(714,325)	(16,696)	—	—
Class B	N/A	N/A	(56,228)	(2,306)	—	—
Class C	—	—	(529,303)	(12,323)	—	—
Class R3	—	—	(2,961)	(171)	—	—
Class I	—	—	(868,440)	(20,397)	—	—
Return of capital:
Class A	—	(167,732)	—	—	—	—
Class B	N/A	N/A	—	—	—	—
Class C	—	(76,504)	—	—	—	—
Class R3	—	(1,734)	—	—	—	—
Class I	—	(139,195)	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,951,756)	(6,414,051)	(5,258,887)	(3,460,406)	(11,844,503)	(12,087,910)
Fund Share Transactions
Proceeds from sale of shares	138,847,001	187,057,409	35,293,342	61,002,744	128,213,664	67,376,338
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,673,346	3,227,482	3,084,472	1,789,255	7,243,956	6,859,306
	141,520,347	190,284,891	38,377,814	62,791,999	135,457,620	74,235,644
Cost of shares redeemed	(162,304,726)	(101,120,898)	(42,968,905)	(23,581,255)	(173,784,771)	(123,964,115)
Net increase (decrease) in net assets from Fund share transactions	(20,784,379)	89,163,993	(4,591,091)	39,210,744	(38,327,151)	(49,728,471)
Net increase (decrease) in net assets	(26,627,144)	89,671,919	(10,625,546)	42,305,082	(47,929,511)	(37,005,346)
Net assets at the beginning of period	187,311,485	97,639,566	90,482,826	48,177,744	147,145,416	184,150,762
Net assets at the end of period	$160,684,341	$187,311,485	$79,857,280	$90,482,826	$99,215,905	$147,145,416
Undistributed (Over-distribution of) net investment income at the end of period	$95,892	$(1,484,406)	$169,423	$(516,562)	$(267,751)	$(335,874)

N/A – Short Duration does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights

Class (Commencement Date)
		Investment Operations				Less Distributions

SHORT DURATION
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011	$19.82	$.39		$(.50)	$(.11)	$(.54)	$—	$—	$(.54)	$19.17	(.58)%
2010	19.74	.46		.39	.85	(.72)	—	(0.05)	(.77)	19.82	4.36
2009	19.31	.56		.72	1.28	(.85)	—	—	(.85)	19.74	7.02
2008	19.40	.84		(.05)	.79	(.88)	—	—	(.88)	19.31	4.03
2007	19.24	.91		.12	1.03	(.87)	—	—	(.87)	19.40	5.49
Class C (12/04)
2011	19.85	.24		(.50)	(.26)	(.40)	—	—	(.40)	19.19	(1.35)
2010	19.77	.30		.41	.71	(.59)	—	(0.04)	(.63)	19.85	3.65
2009	19.33	.43		.72	1.15	(.71)	—	—	(.71)	19.77	6.27
2008	19.42	.70		(.05)	.65	(.74)	—	—	(.74)	19.33	3.19
2007	19.26	.73		.16	.89	(.73)	—	—	(.73)	19.42	4.71
Class R3 (8/08)
2011	19.80	.39		(.54)	(.15)	(.50)	—	—	(.50)	19.15	(.82)
2010	19.72	.48		.33	.81	(.69)	—	(0.04)	(.73)	19.80	4.06
2009	19.31	.53		.68	1.21	(.80)	—	—	(.80)	19.72	6.82
2008(g)	19.49	—	**	(.04)	(.04)	(.14)	—	—	(.14)	19.31	(.40)
Class I (12/04)(f)
2011	19.78	.44		(.50)	(.06)	(.59)	—	—	(.59)	19.13	(.34)
2010	19.71	.50		.39	.89	(.77)	—	(0.05)	(.82)	19.78	4.52
2009	19.30	.61		.70	1.31	(.90)	—	—	(.90)	19.71	7.29
2008	19.38	.88		(.03)	.85	(.93)	—	—	(.93)	19.30	4.29
2007	19.21	.92		.17	1.09	(.92)	—	—	(.92)	19.38	5.82

52	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

$61,270	.83%		1.95%		.83%		1.95%		109%
76,629	.90		2.21		.78		2.33		72
47,607	1.14		2.44		.65		2.93		117
10,450	1.63		3.26		.64		4.26		90
4,101	1.93		3.37		.62		4.67		138

48,424	1.58		1.23		1.58		1.24		109
50,187	1.65		1.43		1.53		1.54		72
25,215	1.88		1.73		1.40		2.21		117
8,068	2.42		2.54		1.39		3.57		90
2,260	2.42		2.71		1.38		3.76		138

492	1.08		1.99		1.08		1.99		109
874	1.15		2.30		1.03		2.42		72
653	1.38		2.29		.90		2.77		117
149	2.98	*	(2.24	)*	.87	*	(.13	)*	90

50,499	.58		2.21		.58		2.21		109
59,622	.65		2.42		.53		2.53		72
24,164	.86		2.70		.40		3.16		117
14,827	1.36		3.52		.39		4.49		90
9,717	1.34		3.76		.38		4.72		138
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions, where applicable.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-STRATEGY CORE BOND
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011	$21.25	$.71	$(.84)	$(.13)	$(.79)	$(.52)	$(1.31)	$19.81	(.69)%
2010	20.40	.77	1.14	1.91	(1.04)	(.02)	(1.06)	21.25	9.49
2009	19.06	.87	1.58	2.45	(.91)	(.20)	(1.11)	20.40	13.76
2008	19.28	.95	(.23)	.72	(.94)	—	(.94)	19.06	3.57
2007	19.29	1.00	(.08)	.92	(.93)	—	(.93)	19.28	4.92
Class B (12/04)
2011	21.36	.57	(.85)	(.28)	(.63)	(.52)	(1.15)	19.93	(1.36)
2010	20.50	.66	1.11	1.77	(.89)	(.02)	(.91)	21.36	8.74
2009	19.15	.70	1.63	2.33	(.78)	(.20)	(.98)	20.50	12.87
2008	19.34	.85	(.25)	.60	(.79)	—	(.79)	19.15	3.04
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35
Class C (12/04)
2011	21.30	.57	(.86)	(.29)	(.63)	(.52)	(1.15)	19.86	(1.42)
2010	20.42	.63	1.16	1.79	(.89)	(.02)	(.91)	21.30	8.85
2009	19.08	.76	1.55	2.31	(.77)	(.20)	(.97)	20.42	12.91
2008	19.30	.80	(.23)	.57	(.79)	—	(.79)	19.08	2.84
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19
Class R3 (8/08)
2011	21.26	.69	(.88)	(.19)	(.74)	(.52)	(1.26)	19.81	(.97)
2010	20.39	.80	1.08	1.88	(.99)	(.02)	(1.01)	21.26	9.35
2009	19.04	.80	1.61	2.41	(.86)	(.20)	(1.06)	20.39	13.49
2008(g)	19.05	.05	.09	.14	(.15)	—	(.15)	19.04	.64
Class I (12/04)(f)
2011	21.23	.76	(.85)	(.09)	(.84)	(.52)	(1.36)	19.78	(.48)
2010	20.39	.84	1.11	1.95	(1.09)	(.02)	(1.11)	21.23	9.73
2009	19.05	.83	1.67	2.50	(.96)	(.20)	(1.16)	20.39	14.05
2008	19.28	.86	(.10)	.76	(.99)	—	(.99)	19.05	3.83
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29

54	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

$27,930	1.08%		3.32%		.93%		3.47%		133%
32,191	1.18		3.44		.88		3.73		157
13,740	1.38		3.88		.75		4.50		360
6,787	1.72		3.91		.74		4.90		289
3,281	2.32		3.59		.73		5.17		278

1,582	1.84		2.59		1.68		2.75		133
2,383	1.96		2.82		1.63		3.17		157
2,416	2.12		3.00		1.50		3.62		360
1,572	2.30		3.36		1.27		4.39		289
474	3.14		2.85		1.42		4.57		278

20,905	1.84		2.58		1.68		2.74		133
21,085	1.94		2.75		1.63		3.06		157
11,323	2.16		3.29		1.50		3.95		360
2,531	2.48		3.14		1.49		4.14		289
1,578	2.98		2.85		1.48		4.34		278

81	1.33		3.18		1.18		3.33		133
238	1.45		3.53		1.13		3.85		157
182	1.61		3.58		1.00		4.19		360
150	1.76	*	1.00	*	.99	*	1.77	*	289

29,359	.83		3.55		.68		3.70		133
34,586	.95		3.75		.63		4.07		157
20,516	1.06		3.80		.50		4.36		360
49,336	1.40		3.55		.49		4.47		289
9,689	1.86		3.87		.48		5.24		278
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011	$17.44	$1.32	$(1.26)	$.06	$(1.40)	$—	$—	$(1.40)	$16.10	(.17)%
2010	16.15	1.44	1.25	2.69	(1.40)	—	—	(1.40)	17.44	17.31
2009	16.92	1.30	(.62)	.68	(1.19)	—	(.26)	(1.45)	16.15	5.94
2008	19.55	1.25	(2.41)	(1.16)	(1.35)	—	(.12)	(1.47)	16.92	(6.41)
2007	19.37	1.55	.08	1.63	(1.45)	—	—	(1.45)	19.55	8.61
Class B (12/04)
2011	17.42	1.19	(1.26)	(.07)	(1.26)	—	—	(1.26)	16.09	(.86)
2010	16.13	1.32	1.24	2.56	(1.27)	—	—	(1.27)	17.42	16.48
2009	16.91	1.22	(.66)	.56	(1.09)	—	(.25)	(1.34)	16.13	5.11
2008	19.53	1.08	(2.37)	(1.29)	(1.25)	—	(.08)	(1.33)	16.91	(7.17)
2007	19.36	1.34	.14	1.48	(1.31)	—	—	(1.31)	19.53	7.82
Class C (12/04)
2011	17.40	1.19	(1.26)	(.07)	(1.26)	—	—	(1.26)	16.07	(.87)
2010	16.11	1.31	1.25	2.56	(1.27)	—	—	(1.27)	17.40	16.49
2009	16.88	1.20	(.63)	.57	(1.09)	—	(.25)	(1.34)	16.11	5.12
2008	19.51	1.10	(2.40)	(1.30)	(1.22)	—	(.11)	(1.33)	16.88	(7.13)
2007	19.35	1.38	.09	1.47	(1.31)	—	—	(1.31)	19.51	7.72
Class R3 (8/08)
2011	17.42	1.29	(1.26)	.03	(1.35)	—	—	(1.35)	16.10	(.31)
2010	16.13	1.44	1.21	2.65	(1.36)	—	—	(1.36)	17.42	17.05
2009	16.91	1.28	(.64)	.64	(1.17)	—	(.25)	(1.42)	16.13	5.66
2008(f)	18.32	.09	(1.26)	(1.17)	(.17)	—	(.07)	(.24)	16.91	(6.57)
Class I (12/04)(e)
2011	17.42	1.38	(1.27)	.11	(1.44)	—	—	(1.44)	16.09	.12
2010	16.13	1.47	1.26	2.73	(1.44)	—	—	(1.44)	17.42	17.62
2009	16.90	1.34	(.62)	.72	(1.23)	—	(.26)	(1.49)	16.13	6.20
2008	19.53	1.31	(2.42)	(1.11)	(1.39)	—	(.13)	(1.52)	16.90	(6.18)
2007	19.35	1.45	.23	1.68	(1.50)	—	—	(1.50)	19.53	8.89

56	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$32,704	1.16%		7.37%		1.16%		7.37%		179%
36,443	1.19		8.49		1.08		8.59		139
41,921	1.23		8.77		.85		9.15		124
22,339	1.21		6.35		.84		6.72		141
9,100	1.83		6.85		.83		7.85		160

1,352	1.91		6.67		1.91		6.67		179
1,567	1.94		7.76		1.83		7.86		139
1,745	1.95		8.36		1.60		8.72		124
2,585	2.00		5.35		1.59		5.76		141
1,855	2.50		5.86		1.58		6.78		160

33,135	1.91		6.65		1.91		6.65		179
35,016	1.94		7.74		1.84		7.84		139
32,131	1.97		8.08		1.60		8.45		124
20,690	1.99		5.50		1.59		5.91		141
8,620	2.54		6.06		1.58		7.02		160

152	1.41		7.25		1.41		7.25		179
145	1.44		8.46		1.34		8.56		139
132	1.46		8.75		1.10		9.12		124
138	1.70	*	2.44	*	1.07	*	3.07	*	141

31,872	.91		7.69		.91		7.69		179
73,974	.92		8.67		.80		8.79		139
108,222	.97		9.09		.60		9.45		124
77,255	.97		6.64		.59		7.03		141
10,534	1.43		6.51		.58		7.35		160
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through September 30, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Core Bond Fund (“Multi-Strategy Core Bond”) and Nuveen High Yield Bond Fund (“High Yield”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1998.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Advisor”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and their portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each of their management fees.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

Short Duration’s investment objective is to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the Fund invests at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be between approximately one and two years but it will not exceed three years.

Multi-Strategy Core Bond’s investment objective is to provide total return by investing in fixed-income securities. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed-income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed-income market. Typically, the Fund’s average duration will be five years or less and is not expected to be more than six years.

Short Duration and Multi-Strategy Core Bond principally invest in corporate debt securities, including bonds, notes and debentures; U.S. government securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations; asset-backed securities; and non-U.S. debt securities. Short Duration and Multi-Strategy Core Bond normally invests at least 80% and 75%, respectively, of their net assets in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Sub-Adviser. Short Duration and Multi-Strategy Core Bond may invest up to 35% of their net assets in debt securities issued by non-U.S. companies. Although a substantial majority of the assets of Short Duration and Multi-Strategy Core Bond are invested in U.S. dollar-denominated securities, up to 20% of their net assets may have non-U.S. dollar currency exposure from non-U.S. dollar-denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies). On a net basis (netting out long and short non-U.S. currency exposures in the aggregate), Short Duration’s and Multi-Strategy Core Bond’s non-U.S. dollar exposure will not exceed 5% of net assets. Short Duration and Multi-Strategy Core Bond also may invest up to 20% and 25%, respectively, of their net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” or “junk” bonds. In addition, Short Duration and Multi-Strategy Core Bond may engage in repurchase, reverse repurchase and forward purchase agreements.

In an effort to enhance returns and manage risk, Short Duration and Multi-Strategy Core Bond also employ a variety of strategies, which may include the use of futures, options, swaps, credit derivatives and other derivatives to create debt or non-U.S. currency exposures designed to take advantage of the Sub-Adviser’s outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

High Yield’s investment objective is to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, High Yield invests at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds. These securities generally are rated BB/Ba or below at the time of purchase by independent rating agencies or are unrated but judged to be of comparable quality by the Sub-Adviser. These below investment grade securities are commonly referred to as “high yield” or “junk” bonds. In addition to investing in U.S. and non-U.S. corporate high yield debt securities, the Fund may also invest in U.S. and non-U.S. corporate investment grade securities; U.S. government securities, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. In an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also may invest in futures contracts, options, interest rate or total return swaps, credit derivatives or other derivative instruments. In doing so, the Fund may, in certain circumstances, invest a substantial portion of its assets in such derivative instruments. Substantially all of the Fund’s assets will be invested in U.S. dollar-denominated securities. In building the Fund’s investment portfolio from these individual securities, the Sub-Adviser seeks to diversify the portfolio’s holdings across multiple factors, including individual issuers and industries, to manage the inherent credit risk associated with a high yield debt strategy.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

58	Nuveen Investments

The Funds’ Board of Trustees has approved the reorganization of the Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund (“Acquired Funds”) into Nuveen Short Term Bond Fund, Nuveen Total Return Bond Fund and Nuveen High Income Bond Fund, respectively. (“Acquiring Funds”).

The reorganization was approved by the shareholders of the Acquired Funds. For the reorganization the Acquired Funds will transfer all of its assets and liabilities to the Acquiring Funds in exchange for Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares will then be distributed to the Acquired Funds’ shareholders and the Acquired Funds will be terminated. As a result of the reorganization, the Acquired Funds’ shareholders will become shareholders of the Acquiring Funds. The Acquired Funds’ shareholders will receive the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of the reorganization.

A special meeting of the Acquired Funds’ shareholders was held on October 28, 2011, for the purpose of voting on the reorganization. The reorganization was consummated at the close of business on November 4, 2011 for the Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund, and on November 18, 2011, for the Nuveen Short Duration Bond Fund.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Investments in investment companies are valued at their respective net asset values on valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset value (NAV) is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3.

The value of exchange-traded options generally are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the

Nuveen Investments	59

Notes to Financial Statements (continued)

obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2011, Multi-Strategy Core Bond had outstanding when-issued/delayed delivery purchase commitments of $22,969,035. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares is subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Fund’s Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily. Multi-Strategy Core Bond entered into dollar roll transactions during the fiscal year ended September 30, 2011.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files

60	Nuveen Investments

for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts and swaps, respectively” on the Statement of Operations when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a componet of “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a componet of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason. High Yield did not enter into forward foreign currency exchange contracts during the fiscal year ended September 30, 2011.

During the fiscal year ended September 30, 2011, Short Duration and Multi-Strategy Core Bond invested in forward foreign currency exchange contracts in a variety of currencies, which were used to manage foreign currency exposure in the Funds’ portfolios. Some of these positions were designed to reduce foreign currency risk associated with the Funds’ foreign debt investments, while others were designed to take advantage of a foreign currency’s potential appreciation or benefit from movement of one currency relative to another.

Nuveen Investments	61

Notes to Financial Statements (continued)

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended September 30, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of forward foreign currency exchange contracts outstanding*	13	19
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. High Yield did not enter into futures contracts during the fiscal year ended September 30, 2011.

During the fiscal year ended September 30, 2011, Short Duration and Multi-Strategy Core Bond bought and sold U.S. Treasury note and bond futures to manage portfolio duration and yield curve exposure.

The average number of futures contracts outstanding during the fiscal year ended September 30, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of futures contracts outstanding*	328	127
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to foreign currency risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or

62	Nuveen Investments

swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Short Duration and High Yield did not enter into option or swaption transactions during the fiscal year ended September 30, 2011.

During the fiscal year ended September 30, 2011, Multi-Strategy Core Bond sold call options on a 10-Year U.S. Treasury note futures to reduce the portfolio duration of the Fund. The Fund also purchased call and put options to express views on option volatility and to provide hedges under various interest rate scenarios. Purchased puts or calls are used to hedge the portfolio against adverse interest rate movements or to provide the portfolio with opportunities to outperform in various rate scenarios while limiting downside exposure to the portfolio. Multi-Strategy Core Bond did not enter into swaptions during the fiscal year ended September 30, 2011.

The average number of outstanding option contracts during the fiscal year ended September 30, 2011, was as follows:

Multi- Strategy Core Bond
Average number of outstanding option contracts**	25	*
*	Includes calls and puts purchased and written.
**	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options activity.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. High Yield did not enter into interest rate swap contracts during the fiscal year ended September 30, 2011.

During the fiscal year ended September 30, 2011, Short Duration invested in interest rate swap contracts in a number of currencies with a variety of maturities. Some of these positions were designed to benefit if interest rates rose, and other positions were designed to benefit if rates fell in the underlying country. Other positions sought to benefit from changes in the shape of the yield curve rather than from absolute upward or downward interest rate movements. Multi-Strategy Core Bond invested in interest rate swap contracts to adjust portfolio yield curve exposure. These contracts are designed to benefit from relative interest rate moves and changes in the shape of yield curves in a variety of countries. Short Duration was not invested in interest rate swap contracts at the end of the fiscal year.

The average number of interest rate swap contracts outstanding during the fiscal year ended September 30, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond
Average number of interest rate swap contracts outstanding*	8	13
*	The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments	63

Notes to Financial Statements (continued)

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended September 30, 2011, Short Duration and Multi-Strategy invested in credit default swap index positions to express a view on credit as part of an overall portfolio sector management strategy in an attempt to increase or decrease credit exposure to the High Yield Bond segment and the Investment Grade Bond segment of the market, respectively. High Yield invested in credit default swap positions that earned spread income in exchange for taking the credit default risk of issuer Freescale Semiconductor. High Yield was not invested in credit default swap contracts at the end of the fiscal year.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended September 30, 2011, was as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Average notional amount of credit default swap contracts outstanding*	$9,567,000	$5,248,000	$6,341,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between

64	Nuveen Investments

the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of September 30, 2011:

Short Duration	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$66,104,150	$—	$66,104,150
Municipal Bonds	—	3,262,866	—	3,262,866
U.S. Government and Agency Obligations	—	10,460,776	—	10,460,776
Asset-Backed and Mortgage-Backed Securities	—	73,931,565	824,275	74,755,840
Sovereign Debt	—	2,115,837	—	2,115,837
Short-Term Investments	—	3,054,058	—	3,054,058
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(273,172)	—	(273,172)
Credit Default Swaps*	—	(327,465)	—	(327,465)
Futures Contracts*	(80,144)	—	—	(80,144)
Total	$(80,144)	$158,328,615	$824,275	$159,072,746
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	65

Notes to Financial Statements (continued)

Multi-Strategy Core Bond	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$33,142,307	$6,000	$33,148,307
$25 Par (or similar) Preferred Securities	433,320	127,276	—	560,596
Municipal Bonds	—	455,188	—	455,188
U.S. Government and Agency Obligations	—	2,280,575	—	2,280,575
Asset-Backed and Mortgage-Backed Securities	—	41,121,607	354,518	41,476,125
Capital Preferred Securities	—	1,571,525	—	1,571,525
Sovereign Debt	—	638,315	—	638,315
Short-Term Investments	—	21,866,584	—	21,866,584
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(402,006)	—	(402,006)
Interest Rate Swaps*	—	(205,343)	—	(205,343)
Credit Default Swaps*	—	(344,099)	—	(344,099)
Futures Contracts*	(50,000)	—	—	(50,000)
Total	$383,320	$100,251,929	$360,518	$100,995,767
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$84,573,808	$63,750	$84,637,558
$25 Par (or similar) Preferred Securities	4,243,679	669,656	—	4,913,335
U.S. Government and Agency Obligations	—	1,189,888	—	1,189,888
Capital Preferred Securities	—	922,500	—	922,500
Investment Companies	100,300	—	—	100,300
Short-Term Investments	—	6,061,159	—	6,061,159
Total	$4,343,979	$93,417,011	$63,750	$97,824,740

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

Short Duration	Level 3 Asset-Backed and Mortgage-Backed Securities	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of year	$—	$149,496	$149,496
Gains (losses):
Net realized gains (losses)	5,415	76,692	82,107
Net change in unrealized appreciation (depreciation)	(53,595)	(149,496)	(203,091)
Purchases at cost	955,021	6,667,161	7,622,182
Sales at proceeds	(85,277)	(6,743,853)	(6,829,130)
Net discounts (premiums)	2,711	—	2,711
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of year	$824,275	$—	$824,275
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of September 30, 2011	$(53,595)	$—	$(53,595)
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Multi-Strategy Core Bond	Level 3 Corporate Bonds	Level 3 Asset-Backed and Mortgage-Backed Securities	Level 3 Interest Rate Swaps*	Level 3 Total
Balance at the beginning of year	$6,000	$—	$65,778	$71,778
Gains (losses):
Net realized gains (losses)	—	—	33,744	33,744
Net change in unrealized appreciation (depreciation)	—	(1,648)	(65,778)	(67,426)
Purchases at cost	—	325,000	2,933,551	3,258,551
Sales at proceeds	—	(18,379)	(2,967,295)	(2,985,674)
Net discounts (premiums)	—	—	—	—
Transfers in to	—	49,545	—	49,545
Transfers out of	—	—	—	—
Balance at the end of year	$6,000	$354,518	$—	$360,518
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of September 30, 2011	$—	$(5,163)	$—	$(1,648)
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

66	Nuveen Investments

High-Yield	Level 3 Corporate Bonds
Balance at the beginning of year	$63,750
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of year	$63,750
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of September 30, 2011	$—

During the fiscal year ended September 30, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of September 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Short Duration

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$24,085	Unrealized depreciation on forward foreign currency exchange contracts	$297,257
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	26,615	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	106,759
Credit	Swaps	Unrealized appreciation on credit default swaps**	—	Unrealized depreciation on credit default swaps**	327,465
Total			$50,700		$731,481
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

Nuveen Investments	67

Notes to Financial Statements (continued)

Multi-Strategy Core Bond

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value

Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$132,251	Unrealized depreciation on forward foreign currency exchange contracts	$534,257
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	21,595	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	71,595
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	254,334	Unrealized depreciation on interest rate swaps**	459,677
Credit	Swaps	Unrealized appreciation on credit default swaps**	—	Unrealized depreciation on credit default swaps**	344,099
Total			$408,180		$1,409,628
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts		Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate		$(61,105)	$(58,850)

Net Realized Gain (Loss) from Futures Contracts		Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate		$(1,693,003)	$(952,405)

Net Realized Gain (Loss) from Options Purchased			Multi-Strategy Core Bond
Risk Exposure
Interest Rate			$(1,031)

Net Realized Gain (Loss) from Options Written			Multi-Strategy Core Bond
Risk Exposure
Interest Rate			$(71,922)

Net Realized Gain (Loss) from Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$959,620	$304,491	$—
Credit	385,717	11,492	$2,196,231
Total	$1,345,337	$315,983	$2,196,231

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts		Short Duration	Multi-Strategy Core Bond
Risk Exposure
Foreign Currency Exchange Rate		$(191,749)	$(356,377)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts		Short Duration	Multi-Strategy Core Bond
Risk Exposure
Interest Rate		$148,197	$(44,752)

68	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Swaps	Short Duration	Multi-Strategy Core Bond	High Yield
Risk Exposure
Interest Rate	$(524,435)	$(409,445)	$—
Credit	(419,914)	(241,521)	(453,342)
Total	$(944,349)	$(650,966)	$(453,342)

4. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,893,274	$76,935,356	4,171,651	$82,578,526
Class C	1,705,959	33,836,442	1,815,056	35,926,464
Class R3	2,848	56,297	14,251	281,343
Class I	1,418,070	28,018,906	3,456,474	68,271,076
Shares issued to shareholders due to reinvestment of distributions:
Class A	72,209	1,426,175	94,547	1,865,811
Class C	37,699	744,889	43,306	855,717
Class R3	27	525	158	3,110
Class I	25,465	501,757	25,536	502,844
	7,155,551	141,520,347	9,620,979	190,284,891
Shares redeemed:
Class A	(4,635,493)	(91,564,463)	(2,812,349)	(55,670,099)
Class C	(1,749,210)	(34,491,151)	(604,920)	(11,963,925)
Class R3	(21,318)	(422,224)	(3,432)	(67,463)
Class I	(1,818,117)	(35,826,888)	(1,693,670)	(33,419,411)
	(8,224,138)	(162,304,726)	(5,114,371)	(101,120,898)
Net increase (decrease)	(1,068,587)	$(20,784,379)	4,506,608	$89,163,993

	Multi-Strategy Core Bond
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	750,424	$15,413,747	1,435,414	$29,723,141
Class A – automatic conversion of Class B Shares	6,475	131,815	—	—
Class B	13,754	284,084	21,385	442,283
Class C	374,207	7,702,672	590,827	12,263,228
Class R3	1,659	33,792	2,193	44,829
Class I	570,739	11,727,232	891,699	18,529,263
Shares issued to shareholders due to reinvestment of distributions:
Class A	57,993	1,186,670	37,884	786,067
Class B	4,516	92,903	3,879	80,506
Class C	37,211	762,593	20,952	435,334
Class R3	94	1,921	60	1,245
Class I	50,910	1,040,385	23,389	486,103
	1,867,982	38,377,814	3,027,682	62,791,999
Shares redeemed:
Class A	(920,221)	(18,962,308)	(631,767)	(13,176,273)
Class B	(44,052)	(905,983)	(31,544)	(656,452)
Class B – automatic conversion to Class A Shares	(6,438)	(131,815)	—	—
Class C	(348,841)	(7,166,623)	(176,186)	(3,658,225)
Class R3	(8,836)	(182,745)	—	—
Class I	(766,478)	(15,619,431)	(292,027)	(6,090,305)
	(2,094,866)	(42,968,905)	(1,131,524)	(23,581,255)
Net increase (decrease)	(226,884)	$(4,591,091)	1,896,158	$39,210,744

Nuveen Investments	69

Notes to Financial Statements (continued)

	High Yield
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,144,115	$74,631,689	1,155,059	$19,425,612
Class A – automatic conversion of Class B Shares	2,043	36,558	2,810	47,151
Class B	21,833	393,855	6,866	115,429
Class C	732,374	13,183,217	656,846	10,992,463
Class R3	7,275	131,982	130	2,180
Class I	2,206,960	39,836,363	2,193,228	36,793,503
Shares issued to shareholders due to reinvestment of distributions:
Class A	98,415	1,756,224	106,410	1,787,848
Class B	3,815	67,931	4,229	70,993
Class C	82,258	1,462,295	73,066	1,225,468
Class R3	—	—	—	—
Class I	220,443	3,957,506	224,941	3,774,997
	7,519,531	135,457,620	4,423,585	74,235,644
Shares redeemed:
Class A	(4,303,481)	(76,782,077)	(1,770,829)	(29,510,158)
Class B	(29,508)	(528,915)	(26,507)	(444,151)
Class B – automatic conversion to Class A Shares	(2,046)	(36,558)	(2,813)	(47,151)
Class C	(764,925)	(13,617,241)	(711,779)	(11,901,334)
Class R3	(6,142)	(108,796)	(1)	(23)
Class I	(4,692,383)	(82,711,184)	(4,881,073)	(82,061,298)
	(9,798,485)	(173,784,771)	(7,393,002)	(123,964,115)
Net increase (decrease)	(2,278,954)	$(38,327,151)	(2,969,417)	$(49,728,471)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions, where applicable) for the fiscal year ended September 30, 2011, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Purchases:
Investment securities	$165,661,357	$104,943,929	$254,931,696
U.S. Government and agency obligations	36,286,085	11,699,190	507,246
Sales and maturities:
Investment securities	100,762,484	84,086,025	294,745,688
U.S. Government and agency obligations	109,643,907	37,159,081	2,509,961

Transactions in call options written for Multi-Strategy Core Bond during the fiscal year ended September 30, 2011, were as follows:

	Multi-Strategy Core Bond
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written	268	93,459
Options terminated in closing purchase transactions	(238)	(82,580)
Options expired	(30)	(10,879)
Options outstanding, end of year	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

70	Nuveen Investments

At September 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Cost of investments	$161,041,451	$102,971,411	$110,078,423
Gross unrealized:
Appreciation	$1,471,904	$2,395,865	$271,920
Depreciation	(2,759,828)	(3,370,061)	(12,525,603)
Net unrealized appreciation (depreciation) of investments	$(1,287,924)	$(974,196)	$(12,253,683)

Permanent differences, primarily due to federal taxes paid, tax equalization, paydowns, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at September 30, 2011, the Funds’ tax year-end, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Capital paid-in	$(2,009)	$—	$3,246,776
Undistributed (Over-distribution of) net investment income	3,094,808	983,742	654,386
Accumulated net realized gain (loss)	(3,092,799)	(983,742)	(3,901,162)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2011, the Funds’ tax year end, were as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Undistributed net ordinary income*	$820,096	$741,561	$545,237
Undistributed net long-term capital gains	—	254,615	1,102,629
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2011 through September 30, 2011 and paid on October 3, 2011. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2011 and September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Short Duration	Multi- Strategy Core Bond	High Yield
Distributions from net ordinary income*	$4,820,960	$5,146,049	$11,536,202
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—

2010	Short Duration	Multi- Strategy Core Bond	High Yield
Distributions from net ordinary income*	$6,138,330	$3,489,912	$13,025,703
Distributions from net long-term capital gains	—	—	—
Return of capital	385,165	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2011, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Short Duration
Expiration:
September 30, 2014	$54,933
September 30, 2015	141,618
September 30, 2017	48,855
September 30, 2018	348,745
September 30, 2019	1,123,436
Total	$1,717,587

Nuveen Investments	71

Notes to Financial Statements (continued)

During the Funds’ tax year ended September 30, 2011, the following Fund utilized its capital loss carryforwards as follows:

High Yield
Capital loss carryforward utilized	$6,627,017

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through September 30, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

Short Duration
Post-October capital losses	$242,996

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Short Duration Fund-Level Fee Rate	Multi-Strategy Core Bond Fund-Level Fee Rate	High Yield Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%
For the next $125 million	.1875	.2875	.3875
For the next $250 million	.1750	.2750	.3750
For the next $500 million	.1625	.2625	.3625
For the next $1 billion	.1500	.2500	.3500
For net assets over $2 billion	.1250	.2250	.3250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

72	Nuveen Investments

Fund	Expense Cap	Expense Cap Expiration Date
Short Duration	.600%	January 31, 2012
Multi-Strategy Core Bond	.700	January 31, 2012
High Yield	.950	January 31, 2012

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Sales charges collected (Unaudited)	$70,743	$110,642	$168,565
Paid to financial intermediaries (Unaudited)	63,425	100,631	149,503

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Commission advances (Unaudited)	$100,963	$61,728	$35,420

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
12b-1 fees retained (Unaudited)	$193,499	$79,330	$80,370

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2011, as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
CDSC retained (Unaudited)	$44,976	$16,356	$17,191

At September 30, 2011, Nuveen owned shares of the Funds as follows:

	Short Duration	Multi- Strategy Core Bond	High Yield
Class A Shares	—	—	—
Class C Shares	—	—	—
Class R3 Shares	2,525	2,367	2,847
Class I Shares	—	—	—

Nuveen Investments	73

Notes to Financial Statements (continued)

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

74	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	240
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	240
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	240
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	240
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	240
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	240
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	240

Nuveen Investments	75

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	240
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	240

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	240
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	240
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	240

76	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	240
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	240
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	240
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	240
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	240
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	240

Nuveen Investments	77

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	240
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	240
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

78	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things,

Nuveen Investments	79

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Core Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, they observed that the Nuveen High Yield Bond Fund lagged its peers somewhat in the longer three-year period, but its performance had improved in the recent one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

80	Nuveen Investments

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that each of the Funds had net management fees and net expense ratios below or in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component

Nuveen Investments	81

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with fixed income securities transactions which are typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

82	Nuveen Investments

Notes

Nuveen Investments	83

Notes

84	Nuveen Investments

Notes

Nuveen Investments	85

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Citigroup 1-3 Year Treasury Index: An unmanaged index comprised of U.S. Treasury notes and bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Citigroup Broad Investment Grade Bond Index: An unmanaged index generally considered representative of the U.S. investment grade bond market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Citigroup High Yield BB/B Index: An unmanaged index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Lipper High Current Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Current Yield Fund Classifiaction. The High Current Yield Funds Classification Average contained 495, 350 and 331 funds for the 1-year, 5-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Intermediate Investment Grade Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Investment Grade Debt Fund classification. The Lipper Intermediate Investment Grade Debt Funds Classification Average contained 584, 394 and 352 funds for the 1-year, 5-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Investment Grade Debt Fund classification. The Lipper Short Investment Grade Debt Funds Classification Average contained 251, 167 and 151 funds for the 1-year, 5-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended September 30, 2011: Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund hereby designate approximately 100%, 77%, and 100%, respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2011.

Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund hereby designate approximately 0%, 49% and 0%, respectively, (or the maximum amount eligible) of ordinary income distributions as Short-Term Capital Gain Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2011.

Long-Term Capital Gain Distributions: Nuveen High Yield Bond Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), $3,246,775, or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2011.

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $198 billion of assets as of September 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-INV3-0911D

Mutual Funds

Nuveen Taxable Bond Funds

For investors seeking a high level of current income and capital appreciation.

Annual Report

September 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCORX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFFRX	NFRIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

November 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds are managed by Symphony Asset Management, LLC, an affiliate of Nuveen Investments. Gunther Stein, director of investment strategies at Symphony, and Jenny Rhee manage the Credit Opportunities Fund, while Gunther and Scott Caraher oversee the investments of the Floating Rate Income Fund. All have ten or more years of investment management experience.

Here the managers discuss general economic and market conditions, their investment strategies and the performance of the Funds for the twelve-month reporting period ended September 30, 2011.

What were the general market conditions and trends over the course of the period?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2011 meeting, the central bank stated that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also announced that it would extend the average maturity of its holdings of Treasury securities by purchasing $400 billion of Treasury securities with maturities of six to thirty years and selling an equal amount of Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, the best growth number since the September quarter of 2010 and the ninth consecutive quarter of positive growth. At the same time, inflation posted its largest twelve-month gain in three years, as the Consumer Price Index (CPI) rose 3.9% year-over-year as of September 2011. The core CPI (which excludes food and energy) increased 2.0% over this period. Unemployment numbers remained high, with the September 2011 national jobless rate of 9.1% for the third consecutive month, slightly down from 9.6% a year earlier. The housing market also continued to be a major weak spot. For the twelve months ended August 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.8%, putting housing prices on par with those seen in June/July 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and the efforts to reduce the federal deficit.

Nuveen Investments	5

Fixed income market performance generally reflected the stress and uncertainty caused by unsettled financial conditions in many parts of the world. Different sectors or regions at times performed better than others, but the overall market was skittish and subject to significant moves based on rumor or conjecture rather than careful analysis. This created a very challenging investment environment.

For much of the period, riskier assets performed consistently well, as accommodative monetary policy coupled with positive economic sentiment provided an ideal backdrop for assets such as senior loans, high yield bonds, and convertible bonds. While fundamental trends remained positive, senior secured loans and high yield bonds in particular benefited from increasing demand from investors, which largely outweighed new supply. Specifically, these markets benefited from both institutional and retail investment, the latter via open end mutual funds which saw inflows of $7.6 billion for senior loans and $2.3 billion for high yield bonds.

While some of the macro events mentioned previously negatively impacted senior loans and high yield bonds, they performed well when compared to their equity counterparts. Senior loans, which often sit at or near the top of an issuer’s capital structure — above high yield bonds — are first in priority of payment, and generally secured by a lien on the issuer’s assets. Having a lien on assets is similar to having a mortgage on someone’s house. In the event of a default, the lender owns the house. This priority of payment has the potential to significantly mitigate downside risk in the event of a negative credit event such as a default or restructuring.

How did the Funds perform during the twelve-month period ended September 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds (Class A Shares at net asset value) for the one-year and since inception periods ended September 30, 2011. Over this period, the Credit Opportunities Fund underperformed a blended index and outperformed the Merrill Lynch index and relevant Lipper classification average. For its short initial period, which began on May 2, 2011, the Floating Rate Income Fund underperformed both its comparative index and Lipper classification average. A more detailed account of each Fund’s relative performance is provided later in this report.

What are the Funds’ investment strategies and how were they applied during the twelve-month period ended September 30, 2011? How did these strategies influence performance?

Nuveen Symphony Credit Opportunities Fund

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment-grade.

The Fund is designed to leverage Symphony Asset Management’s industry-focused research process in a fully-integrated approach to non-investment grade corporate credit. The Fund’s investment team looks actively across the debt side of a company’s balance sheet in search of total return opportunities.

6	Nuveen Investments

The Fund utilizes a catalyst-driven approach when making investments, seeking an attractive level of income while focusing on near-term agents or events that might lead to additional total return. A catalyst might include a restructuring, a refinancing, a merger or acquisition, or a near-term maturity/liquidity event, as well as earnings announcements, or credit rating changes. We believe these types of events will continue to occur as the credit market looks to restructure and de-lever following the credit crisis.

The Fund is managed by one integrated team of industry specialists that helps make investments across the entire capital structure of companies in a wide range of sectors. We believe that aggregating and synergizing information across these interrelated markets and understanding industry dynamics is critical to managing total return credit strategies.

The Fund’s portfolio holdings are not designed to look like an index fund. While the Fund has a blended benchmark it will seek to outperform, it does not seek results by tweaking an index with a top-down optimization. The Fund has been built from the bottom up, using Symphony’s internal fundamental research process and risk-management capabilities. This may result in a lower correlation to indexes and other funds with similar mandates.

During the period, riskier assets were largely negative on a price basis, with coupon and dividends largely offsetting this to provide net positive total return performance. Within the Fund, our allocation to senior secured loans helped performance, as these assets were generally more resilient on a price basis, while offering an attractive yield.

The Fund was helped by its exposure to Nortel Networks 9% 2011 notes. Nortel, the communications company that filed for bankruptcy in January 2009, has undergone an asset sale including a robust patent portfolio. Also helping performance was a position in Chaparral Energy 8.5% 2015 notes that was purchased at a discount to par and tendered above par by the company mid-period. Another winner was the Transdigm 7.75% 2018 notes. During the period the aircraft component maker sold its fastener business unit to Alcoa in a deal worth $240 million.

The Fund was hurt by negative performance in such names as Readers Digest, which was downgraded to CCC in September followed by the resignation of their CEO. Another position that hurt performance was the KV Pharmaceuticals 2.5% 2033 convertible bond. KV’s now former-CEO has been facing legal troubles for breaching drug-labeling laws, and was the subject of a government investigation. The Fund also was negatively impacted by exposure to Toys “R” Us via the 7.375% 2018 bonds. The retailer had been planning a stock IPO, which was delayed until 2012.

We have recently added several names to the portfolio that we purchased in the new issue market, such as BlackBoard Inc. Term Loan, which was used to fund the buyout of the education solutions provider by Providence Equity Partners. We believe that in the current environment, new issues are coming at yields that are attractive relative to the secondary market. Further, having private equity sponsors willing to take first-loss risk gives a level of protection to our senior secured term loan.

We also added one distressed loan position, Graceway Pharmaceuticals. Our rationale was based on our assessment of the recovery value for Graceway, which is currently operating under bankruptcy protection but received court approval to begin auctioning assets.

Nuveen Investments	7

During the period, we sold out of positions including KV Pharmaceuticals, whose ex-CEO was sent to prison and banned from doing business in the United States. While this news sent the bonds lower, we did not feel the name had any identifiable positive catalyst ahead of it that would lead to a near-term recovery. We also exited our position in Caesars Entertainment 10% 2018 notes earlier in the period as we felt that valuations became high given the amount of cyclicality. While we viewed Caesars as a great play on a recovering market environment, we did not feel it was an appropriate long-term holding given the nature of its business coupled with the recessionary fears here in the U.S. and globally.

As markets have stabilized, we have also seen some new issuance out of the primary market that we feel is very attractive for several reasons. First, these loans historically have carried yields which are more competitive than those found in the secondary market to entice buyers to participate in new issues in an otherwise difficult market. Second, they may carry lender-friendly structuring terms such as strict maintenance covenants and call protection. We believe we are now in a buyers market. We also believe it is particularly compelling that these strategic transitions typically require the equity holders to commit significant capital to the “first-loss” tranche. This level of subordination, particularly at the equity level, may give lenders the sense that the equity is highly committed to ensuring a successful investment for them and senior debt holders may enjoy compelling yield and total return expectations at a relatively lower risk profile. On a risk-adjusted basis we feel the senior debt remains quite compelling relative to junior debt.

Nuveen Symphony Floating Rate Income Fund

The Fund, which began operations in May 2011, seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment-grade.

The Fund’s investment team bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Inherent in our credit analysis process is the evaluation of potential upside and downside to any credit. As such, we concentrate our efforts on sectors where we believe there is both sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, we favor opportunities where valuations can be quantified and risks assessed.

During this abbreviated initial reporting period, default rates remained low and corporate balance sheets continued to be strong and credit fundamentals steadily improved. Even with the volatility across various asset classes, default expectations have actually improved for 2012 and have remained constant for 2013. The most recent default expectations provided by JPMorgan currently presume a 1.5% and 2.0% default rate in 2012 and 2013 respectively. We believe it is a very attractive time to be invested in leveraged loans based on the low forecasted default rates for the next few years and the significant yield currently offered as compared to historical levels.

8	Nuveen Investments

Over this initial period, the Fund’s performance was hindered by higher beta, lower rated loans. Offsetting this weakness were new issue loans and higher rated, lower spread loans that traded up marginally.

Helping the performance of the Fund during the period was Michaels Stores Term Loan B-1. Michaels, the operators of arts and crafts stores, posted solid earnings for the second quarter. Also adding to returns were Sealed Air Corp’s Term Loan B, which is a new-issue loan that performed well. Sealed Air specializes in food, service, and medical packaging. Another name that performed well was First Data Corp’s Non-Extended B-1 Term Loan. The payment processing company reported earnings during the quarter that were largely in line with expectations amid a very volatile market.

The Fund was hurt by negative performance in such names as Readers Digest, which was downgraded to CCC in September followed by the resignation of their CEO sending the issuers term loan lower. Also detracting from performance was the Toys “R” Us Term Loan. The toy retailer postponed an IPO until 2012. The Fund saw negative performance with the Select Medical Term Loan B. Select Medical runs inpatient and outpatient medical services.

The Fund continued to invest opportunistically in new issue loans with higher spreads and LIBOR floors. We have recently been buying new issues at yields of 7% to 9% , which we find particularly attractive. The other main component is loans that mature in the next three years and trade at a discount to par. These tend to have lower spreads and no LIBOR floors. The market volatility in the third quarter particularly created many attractive buying opportunities. The Fund purchased several new issue positions during the period, including BlackBoard Inc 1st Lien Term Loan, Sealed Air Corp Advance Term Loan B, and Go-Daddy Operating First Lien Term Loan. We feel that the new issue coming out following the market sell-off in August is priced very attractively.

The Fund sold positions in Orbitz Worldwide based on valuation and a lack of positive catalyst within the Term Loan. The Fund also sold positions in Manitowoc and Sensata. Manitowoc manufactures both cranes and restaurant equipment. The loans were sold at a premium to par based on valuation. Sensata, which produces sensors and controls for industrial uses, was also rotated out of above par based on valuation.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated securities carry heightened credit risk and potential for default.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper classification average return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of September 30, 2011

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	1.76%	4.38%
Class A Shares at maximum Offering Price	-3.07%	0.88%
Merrill Lynch – Credit Suisse Index Blend**	1.78%	3.67%
Merrill Lynch U.S. High Yield Master II Index**	1.32%	4.00%
Lipper High Current Yield Funds Classification Average**	0.71%	3.13%

Class C Shares	0.96%	3.56%
Class R3 Shares	1.52%	4.11%
Class I Shares	1.97%	4.63%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.74%	1.09%
Class C Shares	2.93%	1.84%
Class R3 Shares	2.45%	1.34%
Class I Shares	1.16%	0.84%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/28/10.

**	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of September 30, 2011

Cumulative

Since Inception*
Class A Shares at NAV	-5.43%
Class A Shares at maximum Offering Price	-9.92%
Credit Suisse Leveraged Loan Index**	-4.02%
Lipper Loan Participation Funds Classification Average**	-4.45%

Class C Shares	-5.72%
Class R3 Shares	-5.52%
Class I Shares	-5.30%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.21%	1.10%
Class C Shares	1.96%	1.85%
Class R3 Shares	1.46%	1.35%
Class I Shares	0.96%	0.85%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.10% after January 31, 2014) of the average daily net assets of any class of Fund shares. This expense limitation expiring January 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 5/2/11.
**	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Yields (Unaudited) as of September 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	6.64%	7.73%
Class C Shares	6.18%	7.43%
Class R3 Shares	6.70%	8.05%
Class I Shares	7.25%	8.38%

Nuveen Symphony Floating Rate Income Fund

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.60%	6.31%
Class C Shares	5.08%	5.87%
Class R3 Shares	5.62%	6.38%
Class I Shares	6.14%	6.90%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

16	Nuveen Investments

Holding Summaries (Unaudited) as of September 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Symphony Credit
 Opportunities Fund

Portfolio Credit Quality1

Nuveen Symphony Floating Rate Income Fund

Portfolio Credit Quality1

Portfolio Allocation2

Portfolio Allocation2

Portfolio Composition[2]
Specialty Retail	9.0%
Media	7.8%
Diversified Telecommunication Services	7.7%
IT Services	7.3%
Health Care Providers & Services	7.0%
Oil, Gas & Consumable Fuels	5.1%
Food & Staples Retailing	4.2%
Communications Equipment	4.0%
Health Care Equipment & Supplies	3.2%
Pharmaceuticals	3.1%
Software	3.0%
Hotels, Restaurants & Leisure	2.9%
Internet Software & Services	2.8%
Chemicals	2.6%
Building Products	2.5%
Textiles, Apparel & Luxury Goods	2.4%
Independent Power Producers & Energy Traders	2.1%
Household Products	2.0%
Machinery	1.7%
Food Products	1.5%
Wireless Telecommunication Services	1.5%
Diversified Financial Services	1.5%
Road & Rail	1.4%
Other	13.7%

Portfolio Composition[2]
IT Services	14.4%
Food & Staples Retailing	9.6%
Media	7.2%
Software	6.0%
Health Care Providers & Services	5.8%
Chemicals	5.1%
Specialty Retail	4.9%
Internet Software & Services	4.8%
Communications Equipment	4.6%
Pharmaceuticals	4.1%
Diversified Financial Services	3.6%
Containers & Packaging	3.4%
Diversified Consumer Services	3.3%
Metals & Mining	3.1%
Real Estate Investment Trust	2.8%
Leisure Equipment & Products	2.6%
Real Estate Management & Development	2.5%
Wireless Telecommunication Services	2.3%
Hotels, Restaurants & Leisure	2.3%
Biotechnology	2.2%
Building Products	2.0%
Energy Equipment & Services	2.0%
Aerospace & Defense	1.4%

1	As a percentage of total investments (excluding short-term investments) as of September 30, 2011. Holdings are subject to change.

2	As a percentage of total investments as of September 30, 2011. Holdings are subject to change.

Nuveen Investments	17

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below for Nuveen Floating Rate Income Fund reflect only the first 152 days of the class’ operations may not provide a meaningful understanding of the class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (4/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$945.70	$941.60	$944.50	$946.50	$1,019.65	$1,015.94	$1,018.25	$1,020.91
Expenses Incurred During Period	$5.27	$8.86	$6.63	$4.05	$5.47	$9.20	$6.88	$4.20
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.82%, 1.36% and .83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Floating Rate Income Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/02/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/11)	$945.70	$942.80	$944.80	$947.00	$1,020.56	$1,017.40	$1,019.50	$1,021.61
Expenses Incurred During Period	$4.38	$7.40	$5.39	$3.36	$4.56	$7.74	$5.62	$3.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.33% and .83% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the 152 days in the period since the Fund’s commencement of operations).

18	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year or period then ended, the changes in each of their net assets, cash flows and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

November 28, 2011

Nuveen Investments	19

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 2.1%

	Health Care Equipment & Supplies – 1.1%

$1,000	Hologic Inc. Convertible Bond	2.000%	12/15/37	BB+	$936,250
	Internet Software & Services – 0.9%

750	Equinix Inc., Convertible Bond	2.500%	4/15/12	B	765,000
	Multi-Line Retail – 0.1%

200	Saks, Inc., Convertible Bonds	2.000%	3/15/24	BB	195,750
$1,950	Total Convertible Bonds (cost $1,892,703)				1,897,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 61.4%

	Aerospace & Defense – 1.2%

$1,000	TransDigm Inc.	7.750%	12/15/18	B–	$1,017,500
	Auto Components – 0.6%

500	Tenneco Inc.	7.750%	8/15/18	BB–	502,500
	Biotechnology – 0.9%

1,000	Angiotech Pharmaceuticals Inc.	5.000%	12/01/13	N/R	820,000
	Building Products – 2.1%

2,000	McJunkin Red Man Corporation	9.500%	12/15/16	B–	1,830,000
	Capital Markets – 0.9%

800	Energy Future Intermediate Holding Company LLC	10.000%	12/01/20	B–	780,000
	Chemicals – 1.5%

500	Ferro Corporation	7.875%	8/15/18	B+	500,000

200	Hexion US Finance Corporation	8.875%	2/01/18	B3	165,000

200	Phibro Animal Health Corporation, 144A	9.250%	7/01/18	B–	195,500

500	PolyOne Corporation	7.375%	9/15/20	Ba2	502,500
1,400	Total Chemicals				1,363,000
	Commercial Banks – 1.0%

500	CIT Group Inc.	7.000%	5/10/15	B+	496,250

400	CIT Group Inc.	7.000%	5/01/17	B+	388,000
900	Total Commercial Banks				884,250
	Communications Equipment – 1.1%

1,000	Avaya Inc., 144A	7.000%	4/01/19	B1	850,000

200	Avaya Inc.	10.125%	11/01/15	CCC+	146,500
1,200	Total Communications Equipment				996,500
	Computers & Peripherals – 0.9%

800	Seagate HDD Cayman, 144A	7.750%	12/15/18	BB+	784,000
	Consumer Finance – 0.5%

500	Ally Financial Inc.	7.500%	9/15/20	B+	452,500
	Diversified Financial Services – 1.0%

973	AMO Escrow Corporation, 144A	11.500%	12/15/17	B	880,565
	Diversified Telecommunication Services – 7.6%

1,500	Cincinnati Bell Inc.	8.375%	10/15/20	B	1,395,000

200	Insight Communications, 144A	9.375%	7/15/18	B–	224,000

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$1,000	IntelSat Jackson Holdings, 144A	7.250%	4/01/19	B	$927,500

1,000	IntelSat Jackson Holdings, 144A	7.500%	4/01/21	B	930,000

2,000	Nortel Networks Limited, (5)	0.000%	7/15/13	N/R	2,032,500

250	Windstream Corporation	8.125%	9/01/18	Ba3	251,875

1,000	Windstream Corporation	7.500%	4/01/23	Ba3	932,500
6,950	Total Diversified Telecommunication Services				6,693,375
	Electric Utilities – 0.7%

400	Calpine Corporation, 144A	7.875%	7/31/20	BB–	386,000

200	Energy Future Holdings	10.250%	1/15/20	B–	194,000
600	Total Electric Utilities				580,000
	Energy Equipment & Services – 1.1%

1,000	Trinidad Drilling Limited, 144A	7.875%	1/15/19	BB–	995,000
	Food & Staples Retailing – 0.6%

500	Rite Aid Corporation	8.000%	8/15/20	B+	521,250
	Food Products – 1.0%

1,000	Blue Merger Sub Inc., 144A	7.625%	2/15/19	B3	845,000
	Health Care Equipment & Supplies – 2.0%

1,000	Biomet Inc.	11.625%	10/15/17	B–	1,037,500

1,000	Kindred Escrow Corporation, 144A	8.250%	6/01/19	B–	763,750
2,000	Total Health Care Equipment & Supplies				1,801,250
	Health Care Providers & Services – 2.4%

1,000	Aviv Healthcare Properties LP	7.750%	2/15/19	B+	942,500

200	Capella Healthcare Inc., 144A	9.250%	7/01/17	B	190,000

500	Iasis Healthcare Capital Corporation, 144A	8.375%	5/15/19	CCC+	405,000

132	Select Medical Corporation	7.625%	2/01/15	CCC+	114,345

500	Universal Health Services Inc.	7.000%	10/01/18	B+	488,125
2,332	Total Health Care Providers & Services				2,139,970
	Health Care Technology – 0.5%

500	MedAssets Inc., 144A	8.000%	11/15/18	B–	476,250
	Hotels, Restaurants & Leisure – 2.5%

500	Harrah’s Operating Company, Inc., 144A	5.625%	6/01/15	CCC	300,000

200	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	201,750

200	Pinnacle Entertainment Inc.	8.750%	5/15/20	B	186,500

500	Scientific Games Corporation	8.125%	9/15/18	BB–	491,250

1,000	Seven Seas Cruises S de RL LLC, 144A	9.125%	5/15/19	B–	990,000
2,400	Total Hotels, Restaurants & Leisure				2,169,500
	Household Durables – 0.4%

500	Reynolds Group, 144A	6.875%	2/15/21	BB–	450,000
	Household Products – 1.4%

200	Central Garden & Pet Compa	8.250%	3/01/18	B	191,000

1,000	Sprectum Brands Inc.	9.500%	6/15/18	B1	1,065,000
1,200	Total Household Products				1,256,000
	Independent Power Producers & Energy Traders – 2.1%

1,000	NRG Energy Inc., 144A	7.625%	1/15/18	BB–	930,000

1,000	NRG Energy Inc., 144A	7.875%	5/15/21	BB–	915,000
2,000	Total Independent Power Producers & Energy Traders				1,845,000

Nuveen Investments	21

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Internet Software & Services – 1.2%

$1,200	Earthlink Inc.	8.875%	5/15/19	B2	$1,053,000
	IT Services – 3.2%

2,000	First Data Corporation, 144A	7.375%	6/15/19	B+	1,775,000

800	First Data Corporation	9.875%	9/24/15	B–	670,000

450	Sterling Merger Inc.	11.000%	10/01/19	CCC+	427,500
3,250	Total IT Services				2,872,500
	Leisure Equipment & Products – 0.5%

500	The Academy Limited Finance, 144A	9.250%	8/01/19	CCC+	465,000
	Machinery – 1.7%

250	Accuride Corporation	9.500%	8/01/18	B	230,000

1,500	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	1,252,500
1,750	Total Machinery				1,482,500
	Media – 5.9%

1,000	Charter Communications, CCO Holdings LLC	7.000%	1/15/19	BB–	970,000

500	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC–	282,500

500	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC–	258,750

400	Entravision Communications Corporation	8.750%	8/01/17	B1	375,000

500	Kabel BW Erste Beteilgungs GmbH, 144A	7.500%	3/15/19	B+	486,250

500	Nielsen Finance LLC Co	7.750%	10/15/18	B+	510,000

1,300	Readers Digest Association	9.500%	2/15/17	B3	962,000

1,400	Reynolds Group	7.875%	8/15/19	BB–	1,351,000
6,100	Total Media				5,195,500
	Metals & Mining – 0.6%

500	Novelis Inc.	8.750%	12/15/20	B	490,000
	Oil, Gas & Consumable Fuels – 4.3%

1,000	Arch Coal Inc., 144A	7.250%	6/15/21	B+	962,500

1,000	Calumet Specialty Products, 144A	9.375%	5/01/19	B	930,000

200	Chaparral Energy Inc.	8.875%	2/01/17	B–	194,000

600	Energy XXI Gulf Coast Inc.	7.750%	6/15/19	B	543,000

1,000	Genesis Energy LP, 144A	7.875%	12/15/18	B	950,000

250	Western Refining Inc., 144A	10.750%	6/15/14	B	261,875
4,050	Total Oil, Gas & Consumable Fuels				3,841,375
	Pharmaceuticals – 1.6%

500	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	BB	442,500

1,000	Warner Chilcott Company LLC	7.750%	9/15/18	BB	955,000
1,500	Total Pharmaceuticals				1,397,500
	Road & Rail – 0.7%

200	Florida East Railway Corporation, 144A	8.125%	2/01/17	B–	194,000

500	Swift Services Holdings Inc.	10.000%	11/15/18	B–	445,000
700	Total Road & Rail				639,000
	Software – 0.9%

850	SoftBrands Inc/Atlantis, 144A	11.500%	7/15/18	B–	756,500
	Specialty Retail – 3.3%

700	Brookstone Company Inc., 144A	13.000%	10/15/14	CCC+	493,500

1,000	Claires Stores, Inc.	10.500%	6/01/17	CCC	710,000

2,000	Toys “R” Us, Inc.	7.375%	10/15/18	B3	1,700,000
3,700	Total Specialty Retail				2,903,500

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Textiles, Apparel & Luxury Goods – 2.4%

$1,000	Burlington Coat Factory, 144A	10.000%	2/15/19	Caa1	$850,000

1,000	Perry Ellis International	7.875%	4/01/19	B+	1,015,000

250	Polymer Group Inc., 144A	7.750%	2/01/19	B1	249,375
2,250	Total Textiles, Apparel & Luxury Goods				2,114,375
	Wireless Telecommunication Services – 1.1%

1,000	Syniverse Holdings Inc.	9.125%	1/15/19	B–	980,000
$59,405	Total Corporate Bonds (cost $58,886,421)				54,274,160

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 34.3% (4)

	Airlines – 0.4%

$245	United Air Lines, Inc., Term Loan B	2.250%	2/01/14	BB–	$229,663
	Auto Components – 0.4%

280	Autoparts Holdings, Ltd., Term Loan	6.500%	7/29/17	B+	278,600
	Biotechnology – 0.3%

299	Grifols, Term Loan	6.000%	6/01/17	BB	294,163
	Building Products – 0.3%

310	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	308,144
	Chemicals – 1.0%

438	Ashland, Inc., Term Loan	3.750%	8/23/18	Baa3	434,922

496	Univar, Inc., Term Loan	5.000%	6/30/17	B	465,648
934	Total Chemicals				900,570
	Communications Equipment – 2.8%

1,238	Avaya, Inc., Term Loan	3.064%	10/27/14	B1	1,120,020

746	CommScope Inc., Term Loan	5.000%	1/14/18	BB	732,258

648	Intelsat, Term Loan	5.250%	4/02/18	BB–	625,817
2,632	Total Communications Equipment				2,478,095
	Consumer Finance – 0.4%

375	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B+	329,531
	Containers & Packaging – 0.7%

625	Sealed Air Corporation, Term Loan, (WI/DD)	TBD	TBD	Ba1	626,719
	Food & Staples Retailing – 3.5%

867	Reynolds Group Holdings, Inc., Add on Term Loan	6.500%	8/09/18	BB–	841,028

2,482	U.S. Foodservice, Inc., Term Loan	2.738%	7/03/14	B3	2,296,542
3,349	Total Food & Staples Retailing				3,137,570
	Food Products – 0.5%

495	Pierre Foods, Inc., Term Loan	7.000%	9/30/16	B+	485,100
	Health Care Providers & Services – 4.4%

746	Emergency Medical Services, Term Loan	5.250%	5/25/18	B+	711,891

466	IASIS Healthcare LLC, Term Loan B	5.000%	5/03/18	Ba3	436,257

457	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	425,184

92	LifeCare Holdings, Inc., Term Loan Add On	13.496%	2/01/16	CCC–	87,843

511	LifeCare, Term Loan	7.996%	2/01/16	B2	485,648

385	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	363,221

746	National Mentor Holdings, Inc., Tranche B	7.000%	2/09/17	B+	680,331

Nuveen Investments	23

Portfolio of Investments

Nuveen Symphony Credit Opportunities Fund (continued)

September 30, 2011

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value

	Health Care Providers & Services (continued)

$499	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB–	$453,862

247	Skilled Healthcare Group, Inc., Term Loan	5.250%	4/09/16	B+	233,289
4,149	Total Health Care Providers & Services				3,877,526
	Hotels, Restaurants & Leisure – 0.4%

350	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.250%	6/30/16	BB	346,719
	Household Products – 0.5%

496	Visant Corporation, Term Loan	5.250%	12/22/16	BB–	456,550
	Internet Software & Services – 0.7%

633	Go Daddy Operating Co., LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	Ba3	601,139
	IT Services – 3.9%

500	Attachmate Corporation, Term Loan	6.500%	4/27/17	BB–	482,969

203	First Data Corporation, Term Loan B1	2.985%	9/24/14	B+	178,080

22	First Data Corporation, Term Loan B2	2.985%	9/24/14	B+	18,923

679	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	668,418

183	Infor Global Solutions Intermediate Holdings, Ltd., Second Lien Delayed Draw	6.489%	3/02/14	CCC+	144,318

317	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.489%	3/02/14	CCC+	245,812

1,000	SRA International, Term Loan	6.500%	7/20/18	B1	927,500

298	Syniverse Holdings, Inc., Term Loan	5.250%	12/21/17	BB–	294,152

500	VFH Parent LLC, Term Loan	7.500%	7/08/16	Ba1	492,084
3,702	Total IT Services				3,452,256
	Leisure Equipment & Products – 0.5%

500	Academy, Ltd., Term Loan	6.000%	8/03/18	B	481,250
	Media – 1.7%

700	Cumulus Media, Inc., Term Loan, First Lien	5.750%	6/15/18	Ba2	662,375

350	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B2	325,938

1,000	Tribune Company, Term Loan B, (6)	0.000%	6/04/14	Ca	548,750
2,050	Total Media				1,537,063
	Oil, Gas & Consumable Fuels – 0.6%

564	Western Refining, Inc., Term Loan	7.500%	3/15/17	B	560,662
	Pharmaceuticals – 1.5%

278	ConvaTec Healthcare, Term Loan	5.750%	12/30/16	Ba3	266,437

500	Graceway Pharmaceuticals LLC, Term Loan, (6)	4.989%	5/03/12	CC	300,000

798	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB–	754,775
1,576	Total Pharmaceuticals				1,321,212
	Real Estate Management & Development – 1.0%

488	Capital Automotive LP, Tranche B	5.000%	3/11/17	Ba3	466,241

427	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	419,098
915	Total Real Estate Management & Development				885,339
	Road & Rail – 0.7%

600	Swift Transportation Company, Inc., Term Loan	6.000%	12/21/16	BB–	585,357
	Software – 2.1%

1,000	BlackBoard, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	931,500

1,000	Lawson Software Inc., First Lien Term Loan	6.750%	7/05/17	B+	949,166
2,000	Total Software				1,880,666

24	Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value

	Specialty Retail – 5.6%

$247	Burlington Coat Factory Warehouse Corporation, Term Loan B	6.250%	2/23/17	B–	$237,926

825	Claire’s Stores, Inc., Term Loan B	2.991%	5/29/14	B	701,097

457	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	426,327

1,980	Petco Animal Supplies, Inc., Term Loan	4.500%	11/24/17	B1	1,878,937

1,756	Toys “R” Us - Delaware Inc., Term Loan	5.250%	5/17/18	BB–	1,678,792
5,265	Total Specialty Retail				4,923,079
	Wireless Telecommunication Services – 0.4%

482	Clear Channel Communications, Inc., Tranche B, Term Loan	3.889%	1/29/16	CCC+	344,458
$32,826	Total Variable Rate Senior Loan Interests (cost $31,501,950)				30,321,431

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.1%

$1,862	Repurchase Agreement with State Street Bank, dated 9/30/11, repurchase price $1,862,187, collateralized by $1,665,000 U.S. Treasury Notes, 4.250%, due 8/15/15, value $1,902,914		0.010%	10/03/11	$1,862,185
	Total Short-Term Investments (cost $1,862,185)				1,862,185
	Total Investments (cost $94,143,259) – 99.9%				88,354,776
	Other Assets Less Liabilities – 0.1%				46,948
	Net Assets – 100%				$88,401,724

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a Senior Loan, denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments

Nuveen Symphony Floating Rate Fund

September 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 18.2%

	Building Products – 2.0%

$200	McJunkin Red Man Corporation	9.500%	12/15/16	B–	$183,000
	Communications Equipment – 1.1%

125	Avaya Inc., 144A	7.000%	4/01/19	B1	106,250
	Diversified Financial Services – 3.5%

350	UPCB Finance III Limited, 144A	6.625%	7/01/20	Ba3	329,000
	IT Services – 1.8%

200	First Data Corporation	9.875%	9/24/15	B–	167,500
	Media – 2.6%

330	Readers Digest Association	9.500%	2/15/17	B3	244,200
	Metals & Mining – 3.1%

300	Quadra FNX Mining Limited, 144A	7.750%	6/15/19	BB–	290,250
	Pharmaceuticals – 4.1%

400	Warner Chilcott Company LLC	7.750%	9/15/18	BB	382,000
$1,905	Total Corporate Bonds (cost $1,965,859)				1,702,200

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 80.4% (4)

	Aerospace & Defense – 1.5%

$133	TASC, Inc., Term Loan	4.500%	12/31/15	BB	$127,619
	Biotechnology – 2.2%

208	Alkermes, Inc., Term Loan, First Lien	5.600%	9/16/17	BB	204,166
	Chemicals – 5.0%

219	Ashland, Inc., Term Loan	3.750%	8/23/18	Baa3	217,461

272	PQ Corporation, Term Loan, First Lien	3.506%	7/31/14	B+	249,335
491	Total Chemicals				466,796
	Communications Equipment – 3.4%

348	Avaya, Inc., Term Loan, (WI/DD)	TBD	TBD	B1	314,911
	Containers & Packaging – 3.4%

313	Sealed Air Corporation, Term Loan, (WI/DD)	TBD	TBD	Ba1	313,359
	Diversified Consumer Services – 3.2%

334	Laureate Education, Inc., Extended Term Loan	5.250%	6/16/18	B1	302,587
	Energy Equipment & Services – 1.9%

185	Gibson Energy ULC, Term Loan	5.750%	6/15/18	BB–	180,335
	Food & Staples Retailing – 9.4%

433	Reynolds Group Holdings, Inc., Add on Term Loan	6.500%	8/09/18	BB–	420,515

497	U.S. Foodservice, Inc., Term Loan	2.738%	7/03/14	B3	460,276
930	Total Food & Staples Retailing				880,791
	Health Care Providers & Services – 5.7%

277	LifeCare Holdings, Inc., Term Loan Add On	13.496%	2/01/16	CCC–	263,530

299	Select Medical Corporation, Term Loan	5.500%	6/01/18	BB–	272,318
576	Total Health Care Providers & Services				535,848

26	Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (3)	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 2.2%

$250	Harrah’s Operating Company, Inc., Term Loan B2	3.247%	1/28/15	B	$210,208
	Internet Software & Services – 4.8%

158	Go Daddy Operating Co., LLC, Term Loan, First Lien, (WI/DD)	TBD	TBD	Ba3	150,285

350	Sabre, Inc., Term Loan	2.243%	9/30/14	B1	295,264
508	Total Internet Software & Services				445,549
	IT Services – 12.4%

250	First Data Corporation, Term Loan B1	2.985%	9/24/14	B+	219,656

339	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	334,209

103	Infor Global Solutions Intermediate Holdings, Ltd., Extended Delayed Draw Term Loan	5.990%	7/28/15	B+	95,946

194	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	5.990%	7/28/15	B+	180,756

250	SRA International, Term Loan	6.500%	7/20/18	B1	231,875

100	VFH Parent LLC, Term Loan	7.500%	7/08/16	Ba1	98,417
1,236	Total IT Services				1,160,859
	Leisure Equipment & Products – 2.6%

250	Academy, Ltd., Term Loan	6.000%	8/03/18	B	240,625
	Media – 4.5%

300	Cumulus Media, Inc., Term Loan, First Lien	5.750%	6/15/18	Ba2	283,875

150	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B2	139,688
450	Total Media				423,563
	Real Estate Investment Trust – 2.7%

263	iStar Financial, Inc., Tranche A1	5.000%	6/28/13	BB–	255,549
	Real Estate Management & Development – 2.5%

246	Capital Automotive LP, Tranche B	5.000%	3/11/17	Ba3	234,768
	Software – 5.9%

250	BlackBoard, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	B+	232,875

350	IPC Systems, Inc., Term Loan	2.619%	6/02/14	B1	319,375
600	Total Software				552,250
	Specialty Retail – 4.8%

250	Michaels Stores, Inc., Term Loan B1	2.552%	10/31/13	B+	239,721

219	Toys “R” Us – Delaware Inc., Term Loan	5.250%	5/17/18	BB–	209,849
469	Total Specialty Retail				449,570
	Wireless Telecommunication Services – 2.3%

300	Clear Channel Communications, Inc., Tranche B, Term Loan	3.889%	1/29/16	CCC+	214,387
$8,090	Total Variable Rate Senior Loan Interests (cost $7,801,350)				7,513,740

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.9%

$547	Repurchase Agreement with State Street Bank, dated 9/30/11, repurchase price $546,534, collateralized by $490,000 U.S. Treasury Notes, 4.250%, due 8/15/15, value $560,017		0.010%	10/03/11	$546,534
	Total Short-Term Investments (cost $546,533)				546,534
	Total Investments (cost $10,313,743) – 104.5%				9,762,474
	Other Assets Less Liabilities – (4.5)%				(419,039)
	Net Assets – 100%				$9,343,435

Nuveen Investments	27

Portfolio of Investments

Nuveen Symphony Floating Rate Fund (continued)

September 30, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.

Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Assets and Liabilities

September 30, 2011

	Symphony Credit Opportunities	Symphony Floating Rate Income
Assets
Investments, at value (cost $94,143,259 and $10,313,743 respectively)	$88,354,776	$9,762,474
Cash	—	9,876
Receivables:
From Adviser	4,531	—
Interest	1,677,340	70,700
Investments sold	637,719	552,194
Shares sold	317,139	12,102
Total assets	90,991,505	10,407,346
Liabilities
Payables:
Dividends	86,433	47,138
Investments purchased	2,121,500	996,857
Shares redeemed	285,616	—
Accrued expenses:
Management fees	—	93
12b-1 distribution and service fees	14,150	358
Other	82,082	19,465
Total liabilities	2,589,781	1,063,911
Net assets	$88,401,724	$9,343,435
Class A Shares
Net assets	$23,883,039	$273,752
Shares outstanding	1,228,167	14,743
Net asset value per share	$19.45	$18.57
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$20.42	$19.49
Class C Shares
Net assets	$11,037,381	$248,091
Shares outstanding	568,245	13,369
Net asset value and offering price per share	$19.42	$18.56
Class R3 Shares
Net assets	$49,379	$232,193
Shares outstanding	2,540	12,500
Net asset value and offering price per share	$19.44	$18.58
Class I Shares
Net assets	$53,431,925	$8,589,399
Shares outstanding	2,746,766	462,500
Net asset value and offering price per share	$19.45	$18.57
Net Assets Consist of:
Capital paid-in	$94,222,301	$10,059,133
Undistributed (Over-distribution of) net investment income	398,490	(4,340)
Accumulated net realized gain (loss)	(430,584)	(160,089)
Net unrealized appreciation (depreciation)	(5,788,483)	(551,269)
Net assets	$88,401,724	$9,343,435
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Operations

Year Ended September 30, 2011

	Symphony Credit Opportunities	Symphony Floating Rate Income*
Investment Income	$5,525,948	$216,765
Expenses
Management fees	445,768	25,534
12b-1 service fees – Class A	37,488	267
12b-1 distribution and service fees – Class C	71,621	1,037
12b-1 distribution and service fees – Class R3	4,512	508
Shareholders’ servicing agent fees and expenses	39,800	386
Custodian’s fees and expenses	26,507	2,792
Trustees’ fees and expenses	1,883	98
Professional fees	9,581	14,901
Shareholders’ reports – printing and mailing expenses	34,315	2,258
Federal and state registration fees	88,919	3,989
Other expenses	3,378	2,190
Total expenses before custodian fee credit and expense reimbursement	763,772	53,960
Custodian fee credit	(136)	(767)
Expense reimbursement	(61,985)	(18,481)
Net expenses	701,651	34,712
Net investment income (loss)	4,824,297	182,053
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(488,721)	(158,710)
Change in net unrealized appreciation (depreciation) of investments	(6,347,953)	(551,269)
Net realized and unrealized gain (loss)	(6,836,674)	(709,979)
Net increase (decrease) in net assets from operations	$(2,012,377)	$(527,926)
*	For the period May 2, 2011 (commencement of operations) through September 30, 2011.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income
	Year Ended 9/30/2011	For the Period 4/28/2010 (commencement of operations) through 9/30/10	For the Period 5/2/2011 (commencement of operations) through 9/30/11
Operations
Net investment income (loss)	$4,824,297	$273,603	$182,053
Net realized gain (loss) from investments	(488,721)	124,820	(158,710)
Change in net unrealized appreciation (depreciation) of Investments	(6,347,953)	559,470	(551,269)
Net increase (decrease) in net assets from operations	(2,012,377)	957,893	(527,926)
Distributions to Shareholders
From net investment income:
Class A	(893,322)	(58,974)	(4,870)
Class C	(370,834)	(25,924)	(4,043)
Class R3	(52,508)	(27,750)	(4,194)
Class I	(2,970,011)	(198,035)	(175,750)
From accumulated net realized gains:
Class A	(35,150)	—	—
Class C	(11,027)	—	—
Class R3	(6,531)	—	—
Class I	(121,505)	—	—
Decrease in net assets from distributions to shareholders	(4,460,888)	(310,683)	(188,857)
Fund Share Transactions
Proceeds from sale of shares	93,968,100	22,696,185	10,059,774
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,177,671	198,317	444
	97,145,771	22,894,502	10,060,218
Cost of shares redeemed	(25,726,635)	(85,859)	—
Net increase (decrease) in net assets from Fund share transactions	71,419,136	22,808,643	10,060,218
Net increase (decrease) in net assets	64,945,871	23,455,853	9,343,435
Net assets at the beginning of period	23,455,853	—	—
Net assets at the end of period	$88,401,724	$23,455,853	$9,343,435
Undistributed (Over-distribution of) net investment income at the end of period	$398,490	$(28,720)	$(4,340)

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Cash Flows

Year Ended September 30, 2011

	Symphony Credit Opportunities	Symphony Floating Rate Income*
Cash Flows from Operating Activities:
Net Increase in Net Assets from Operations	$(2,012,377)	$(527,926)
Adjustments to reconcile the net increase (decrease) in net assets from Operations to net cash provided by (used in) operating activities:
Purchase of investments	(159,443,118)	(19,163,903)
Proceeds from sales and maturities of investments	88,816,524	9,248,444
Proceeds from (Purchase of) short-term investments, net	1,557,029	(546,534)
Amortization (Accretion) of premiums and discounts, net	(600,827)	(9,972)
(Increase) Decrease in:
Receivable from Adviser	(4,531)	—
Receivable for interest	(1,451,907)	(70,700)
Receivable for investments sold	(637,074)	(552,194)
Increase (Decrease) in:
Payable for investments purchased	(484,661)	996,857
Accrued management fees	(15,221)	93
Accrued 12b-1 distribution and service fees	11,763	358
Accrued other expenses	48,086	19,465
Net realized (gain) loss from:
Investments	488,721	158,710
Paydowns	(120,921)	(488)
Change in net unrealized (appreciation) depreciation of investments	6,347,953	551,269
Net cash provided by (used in) operating activities	(67,500,561)	(9,896,521)
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(1,224,987)	(141,275)
Proceeds from sale of shares	94,204,207	10,047,672
Cost of shares redeemed	(25,481,694)	—
Net cash provided by (used in) financing activities	67,497,526	9,906,397
Net Increase (Decrease) in Cash	(3,035)	9,876
Cash at the beginning of period	3,035	—
Cash at the End of Period	$—	$9,876
*	For the period May 2, 2011 (commencement of operations) through September 30, 2011.

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestment of distributions of $3,177,671 and $444 for Symphony Credit Opportunities and Symphony Floating Rate Income, respectively.

32	Nuveen Investments

See accompanying notes to financial statements.

Financial Highlights

Nuveen Investments	33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY CREDIT OPPORTUNITIES
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (4/10)
2011	$20.42	$1.40	$(1.00)	$.40	$(1.27)	$(.10)	$(1.37)	$19.45	1.76%
2010(e)	20.00	.45	.43	.88	(.46)	—	(.46)	20.42	4.48
Class C (4/10)
2011	20.40	1.26	(1.02)	.24	(1.12)	(.10)	(1.22)	19.42	.96
2010(e)	20.00	.38	.43	.81	(.41)	—	(.41)	20.40	4.12
Class R3 (4/10)
2011	20.41	1.27	(.92)	.35	(1.22)	(.10)	(1.32)	19.44	1.52
2010(e)	20.00	.43	.42	.85	(.44)	—	(.44)	20.41	4.34
Class I (4/10)
2011	20.43	1.45	(1.00)	.45	(1.33)	(.10)	(1.43)	19.45	1.97
2010(e)	20.00	.47	.44	.91	(.48)	—	(.48)	20.43	4.61

34	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$23,883	1.16%		6.69%		1.08%		6.77%		137%
4,436	1.74	*	4.65	*	1.09	*	5.31	*	68

11,037	1.91		6.02		1.83		6.10		137
1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

49	1.49		5.81		1.33		5.97		137
1,276	2.45	*	3.92	*	1.34	*	5.04	*	68

53,432	.92		6.85		.83		6.94		137
16,385	1.16	*	5.21	*	.84	*	5.54	*	68
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY FLOATING RATE INCOME
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/11)
2011(e)	$20.00	$.35	$(1.42)	$(1.07)	$(.36)	$—	$(.36)	$18.57	(5.43)%
Class C (5/11)
2011(e)	20.00	.29	(1.42)	(1.13)	(.31)	—	(.31)	18.56	(5.72)
Class R3 (5/11)
2011(e)	20.00	.33	(1.41)	(1.08)	(.34)	—	(.34)	18.58	(5.52)
Class I (5/11)
2011(e)	20.00	.37	(1.42)	(1.05)	(.38)	—	(.38)	18.57	(5.30)

36	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$274	1.54	%*	3.87	%*	1.08	%*	4.33	%*	97%

248	2.28	*	3.08	*	1.83	*	3.54	*	97

232	1.78	*	3.54	*	1.33	*	4.00	*	97

8,589	1.28	*	4.04	*	.83	*	4.50	*	97
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”) and Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1998. Symphony Credit Opportunities commenced operations on April 28, 2010. Symphony Floating Rate Income commenced operations on May 2, 2011.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Securities, LLC (the “Distributor”).

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the Fund’s sub-adviser Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen to be of comparable quality. Although the Fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The Fund may use derivatives, such as swaps, futures contracts and options, to gain investment exposure.

Symphony Floating Rate Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by the Fund’s sub-adviser, Symphony, to be of comparable quality. Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in dollar denominated securities issued by non-U.S. companies that are traded in the United States over the counter or listed on a domestic exchange. The Fund’s average portfolio duration will not be longer than one year.

Each Fund’s most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities and senior loans are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that

38	Nuveen Investments

have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2011, Symphony Credit Opportunities and Symphony Floating Rate Income each had outstanding when-issued/delayed delivery purchase commitments of $2,121,500 and $996,857, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting charges to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	39

Notes to Financial Statements (continued)

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2011.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

40	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of September 30, 2011:

Symphony Credit Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$1,897,000	$—	$1,897,000
Corporate Bonds	—	54,274,160	—	54,274,160
Variable Rate Senior Loan Interests	—	30,321,431	—	30,321,431
Short-Term Investments	—	1,862,185	—	1,862,185
Total	$—	$88,354,776	$—	$88,354,776

Symphony Floating Rate Income	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$1,702,200	$—	$1,702,200
Variable Rate Senior Loan Interests	—	7,513,740	—	7,513,740
Short-Term Investments	—	546,534	—	546,534
Total	$—	$9,762,474	$—	$9,762,474

During the fiscal year ended September 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended September 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Symphony Credit Opportunities
	Year Ended 9/30/11		For the Period 4/28/10 (commencement of operations) through 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,161,564	$24,447,461	216,370	$4,311,772
Class C	616,650	12,938,145	66,582	1,331,755
Class R3	141	3,025	62,500	1,250,000
Class I	2,702,173	56,579,469	797,250	15,802,658
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,764	759,700	1,501	30,224
Class C	8,736	180,180	11	237
Class R3	4	92	—	—
Class I	107,918	2,237,699	8,333	167,856
	4,633,950	97,145,771	1,152,547	22,894,502
Shares redeemed:
Class A	(187,391)	(3,924,595)	(641)	(12,940)
Class C	(123,720)	(2,588,040)	(14)	(283)
Class R3	(60,105)	(1,271,965)	—	—
Class I	(865,302)	(17,942,035)	(3,606)	(72,636)
	(1,236,518)	(25,726,635)	(4,261)	(85,859)
Net increase (decrease)	3,397,432	$71,419,136	1,148,286	$22,808,643

Nuveen Investments	41

Notes to Financial Statements (continued)

	Symphony Floating Rate Income
	For the Period 5/2/11 (commencement of operations) through 9/30/11
	Shares	Amount
Shares sold:
Class A	14,726	$293,219
Class C	13,362	266,555
Class R3	12,500	250,000
Class I	462,500	9,250,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	17	326
Class C	7	118
Class R3	—	—
Class I	—	—
	503,112	10,060,218
Shares redeemed:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
	—	—
Net increase (decrease)	503,112	$10,060,218

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) for the fiscal year ended September 30, 2011, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income*
Purchases	$159,443,118	$19,163,903
Sales and maturities	88,816,524	9,248,444
*	For the period May 2, 2011 (commencement of operations) through September 30, 2011.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Cost of investments	$94,172,268	$10,315,890
Gross unrealized:
Appreciation	$225,339	$27,294
Depreciation	(6,042,831)	(580,710)
Net unrealized appreciation (depreciation) of investments	$(5,817,492)	$(553,416)

Permanent differences, primarily due to nondeductible stock issuance costs, paydowns and bond premium amortization, resulted in reclassifications among the Funds’ components of net assets at September 30, 2011, the Funds’ tax year-end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Capital paid-in	$—	$(1,085)
Undistributed (Over-distribution of) net investment income	(110,412)	2,464
Accumulated net realized gain (loss)	110,412	(1,379)

42	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2011, the Funds’ tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Undistributed net ordinary income*	$942,109	$45,157
Undistributed net long-term capital gains	—	—
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2011 through September 30, 2011, and paid on October 3, 2011. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2011 and September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Symphony Credit Opportunities	Symphony Floating Rate Income**
Distributions from net ordinary income*	$3,974,826	$141,507
Distributions from net long-term capital gains	—	—

2010	Symphony Credit Opportunities***
Distributions from net ordinary income*	$282,480
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
***	For the period April 28, 2010 (commencement of operations) through September 30, 2010.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through September 30, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer post-October losses as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income*
Post-October capital losses	$430,929	$160,089
*	For the period May 2, 2011 (commencement of operations) through September 30, 2011.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities Fund-Level Fee Rate	Symphony Floating Rate Income Fund-Level Fee Rate
For the first $125 million	.4500%	.4500%
For the next $125 million	.4375	.4375
For the next $250 million	.4250	.4250
For the next $500 million	.4125	.4125
For the next $1 billion	.4000	.4000
For net assets over $2 billion	.3750	.3750

Nuveen Investments	43

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	.850%	January 31, 2013	1.35%
Symphony Floating Rate Income	.850	January 31, 2014	1.10

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended September 30, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income*
Sales charges collected (Unaudited)	$118,334	$—
Paid to financial intermediaries (Unaudited)	106,256	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income*
Commission advances (Unaudited)	$111,428	$—

44	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income*
12b-1 fees retained (Unaudited)	$56,803	$1,014

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2011, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income*
CDSC retained (Unaudited)	$3,390	$—
*	For the period May 2, 2011 (commencement of operations) through September 30, 2011.

At September 30, 2011, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Class A Shares	—	$12,500
Class C Shares	—	12,500
Class R3 Shares	2,395	12,500
Class I Shares	—	462,500

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At September 30, 2011, there were no unfunded senior loan commitments in any of the Funds.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the selling participant or other persons interpositioned between the Fund and the Borrower. At September 30, 2011, there were no such outstanding participation commitments in any of the Funds.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	45

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	240
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	240
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	240
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	240
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	240
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	240
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	240

46	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	240
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	240

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	240
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	240
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	240

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	240
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	240
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	240
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	240
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	240
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	240

48	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	240
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	240
Jeffery M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Symphony Asset Management LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Nuveen Symphony Credit Opportunities Fund (the “Credit Opportunities Fund”) for an additional one-year period.

The Nuveen Symphony Floating Rate Income Fund (the “Floating Rate Income Fund”) is new. The initial advisory agreement between the Advisor and the Floating Rate Income Fund and the initial sub-advisory agreement between Advisor and the Sub-Advisor, on behalf of such Fund, were approved at a meeting of the Board of such Fund held on February 25-28, 2011.

The discussion of the approvals for the Credit Opportunities Fund is set forth in Section I, followed by the discussion in Section II of the approvals for the Floating Rate Income Fund.

I. Nuveen Symphony Credit Opportunities Fund

With respect to the Credit Opportunities Fund (for purposes of this Section I, the “Fund”), in preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Fund’s Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Advisor in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services

50	Nuveen Investments

that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter ending December 31, 2010 and for the quarter ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Fund had a net management fee and a net expense ratio below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members reviewed the Sub-Advisor’s revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

52	Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with fixed income securities transactions which are typically executed on a principal basis. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

II. Nuveen Symphony Floating Rate Income Fund

The Board is responsible for approving advisory arrangements for the Floating Rate Income Fund (for purposes of this Section II, the “Fund”) and, at a meeting held on February 25-28, 2011 (for purposes of this Section II, the “Meeting”), was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and the Advisor and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor on behalf of the Fund. For purposes of this Section II, the Advisor and the Sub-Advisor are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

Nuveen Investments	53

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Advisor already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Advisor.

In evaluating the services of the Sub-Advisor, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Advisor’s experience and established philosophy and process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds. The Sub-Advisor manages a variety of credit-related products and the Independent Board Members were provided with performance information, including returns for the one-year, three-year and five-year periods ending December 31, 2010, for the Sub-Advisor’s senior loan composite.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. In addition, the Independent Board Members reviewed, among other things, the management fees of various other funds classified as loan participation funds. They also considered the Sub-Advisor’s philosophy, personnel and their experience, investment process and performance of its senior loan composite.

54	Nuveen Investments

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Advisor assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Advisor, the Independent Board Members are familiar with the pricing schedule the Sub-Advisor charges for similar investment management services for other clients and/or Nuveen funds. The Independent Board Members have previously reviewed the fees it assesses for equity and taxable fixed income hedge funds it manages, which include a performance fee. Further, the Independent Board Members reviewed the advisory fee schedule for another open-end fund for which the Sub-Advisor serves as sub-adviser and, in addition, were provided with fee and expense data for three closed-end senior loan funds in the Nuveen fund complex for which the Sub-Advisor also serves as sub-adviser.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 10-K filed by Nuveen on March 31, 2010 and the Form 8-K filed by Nuveen on December 13, 2010. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that such Fund Adviser has authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with fixed income securities transactions which are typically executed on a principal basis. With respect to the Sub-Advisor, the Independent Board Members considered that such Fund Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

56	Nuveen Investments

Notes

Nuveen Investments	57

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Credit Suisse Leveraged Loan Index: The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Lipper High Current Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Current Yield Fund Classification. The High Current Yield Funds Classification Average contained 495 and 472 funds for the 1-year and since inception periods, respectively, ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Investment Loan Participation Funds Classification Grade Debt Fund classification. The Lipper Loan Participation Funds Classification Average contained 144 funds for the since inception period ended September 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Merrill Lynch – Credit Suisse Index Blend: An index comprised 60% of the Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Merrill Lynch U.S. High Yield Master II Index: A market value-weighted index of all domestic and yankee high-yield bonds having maturities of one year or more and a credit rating lower than BBB-/Baa3, but are not in default. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

58	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended September 30, 2011. Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund hereby designate 100% and 95% respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2011.

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	59

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $198 billion of assets as of September 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SYMCF-0911P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Core Bond Fund	36,228	0	2,850	0
High Yield Bond Fund	36,834	0	2,850	0
Short Duration Bond Fund	33,849	0	2,850	0
Symphony Credit Opportunities Fund	14,934	0	2,850	0
Symphony Floating Rate Income Fund [5]	14,350	0	0	0

Total	$136,195	$0	$11,400	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations May 2, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Core Bond Fund	0%	0%	0%	0%
High Yield Bond Fund	0%	0%	0%	0%
Short Duration Bond Fund	0%	0%	0%	0%
Symphony Credit Opportunities Fund	0%	0%	0%	0%
Symphony Floating Rate Income Fund [1]	0%	0%	0%	0%

[1]	The Fund commenced operations May 2, 2011.

Fiscal Year Ended September 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Core Bond Fund	31,934	0	2,750	0
High Yield Bond Fund	32,524	0	2,750	0
Short Duration Bond Fund	32,854	0	2,750	0
Symphony Credit Opportunities Fund [5]	9,775	0	0	0
Symphony Floating Rate Income Fund [6]	N/A	N/A	N/A	N/A

Total	$107,087	$0	$8,250	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations April 28, 2010.
[6]	The Fund commenced operations May 2, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Core Bond Fund	0%	0%	0%	0%
High Yield Bond Fund	0%	0%	0%	0%
Short Duration Bond Fund	0%	0%	0%	0%
Symphony Credit Opportunities Fund [1]	0%	0%	0%	0%
Symphony Floating Rate Income Fund [2]	N/A	N/A	N/A	N/A

[1]	The Fund commenced operations April 28, 2010.
[2]	The Fund commenced operations May 2, 2011.

Fiscal Year Ended September 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Core Bond Fund	2,850	0	0	2,850
High Yield Bond Fund	2,850	0	0	2,850
Short Duration Bond Fund	2,850	0	0	2,850
Symphony Credit Opportunities Fund	2,850	0	0	2,850
Symphony Floating Rate Income Fund [1]	0	0	0	0

Total	$11,400	$0	$0	$11,400

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations May 2, 2011.

Fiscal Year Ended September 30, 2010	Total Non-Audit Fees Billed to Trust	Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Core Bond Fund	2,750	0	0	2,750
High Yield Bond Fund	2,750	0	0	2,750
Short Duration Bond Fund	2,750	0	0	2,750
Symphony Credit Opportunities Fund [1]	0	0	0	0
Symphony Floating Rate Income Fund [2]	N/A	N/A	N/A	N/A

Total	$8,250	$0	$0	$8,250

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations April 28, 2010.
[2]	The Fund commenced operations May 2, 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 8, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 8, 2011